United States Securities And Exchange Commission
                              Washington, DC 20549
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                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): December 5, 2002
                                                  ------------------------------

                         Provectus Pharmaceuticals, Inc.
               (Exact Name of Registrant as Specified in Charter)




          Nevada                        0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
Incorporation or Organization)       File Number)         Identification Number)


7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee             37931
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       (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:         865/769-4011
                                                     ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

       On December 5, 2002, Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), announced that it had acquired the assets of Pure-ific, L.L.C., a Utah limited liability company ("Pure-ific"), from the members of Pure-ific (the "Owners") in a tax-free reorganization in which (i) the Owners transferred the assets of Pure-ific to Pure-ific Corporation, a newly created Nevada corporation ("New Pure-ific"), in exchange for stock of New Pure-ific, and then (ii) the Company acquired all of the stock of New Pure-ific from the Owners (the "Acquisition"). The Acquisition was accomplished pursuant to an Asset Purchase Agreement dated as of December 5, 2002 among Pure-ific, New Pure-ific and the Owners (the "Asset Purchase Agreement"), a copy of which is filed as Exhibit 2.1 hereto, and a Stock Purchase Agreement dated as of December 5, 2002 among the Company, New Pure-ific and the Owners (the "Stock Purchase Agreement"), a copy of which is filed as Exhibit 2.2 hereto. By virtue of the Acquisition, New Pure-ific became a wholly owned subsidiary of the Company.

       The assets acquired from Pure-ific consist principally of the "Pure-ific" trademarks and product formulations for personal sanitizing sprays. The Company intends to cause New Pure-ific to use these assets in order to continue development, marketing and over-the-counter sales of a line of personal sanitizing sprays.

       As consideration for the acquisition of Pure-ific, in the Acqusition the Company issued an aggregate of 25,000 of its common shares, $.001 par value per share (the "Common Shares") to the Owners. In addition, pursuant to the Stock Purchase Agreement, the Company will issue the Owners warrants for an aggregate of 80,000 Common Shares at an exercise price of $0.50 per share, the closing price of the Common Shares on December 5, 2002 (the "Warrants") upon (i) the achievement of certain targets for sales of personal sanitizing sprays using the formulations acquired from Pure-ific; and (ii) the first, second and third anniversaries of the completion date of the Acquisition. The Warrants, when issued, will be governed by a Warrant Agreement dated as of December 5, 2002 among the Company and the Owners, a copy of which is filed as Exhibit 4.1 hereto.

       Except for consulting agreements entered into in connection with the Acquisition with certain of the Owners, there are no material relationships between the Company and Pure-ific or any of their respective affiliates, directors or officers.

Item 5. Other Events.

       1. The Company issued a press release dated December 12, 2002 announcing the acquisition of Pure-ific. A copy of that news release is filed as Exhibit
99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements of Businesses Acquired.

       Pursuant to Rules 3-05(a)(2) and 11-01(d) of Regulation S-X, the Company has determined that the assets acquired in the Merger do not constitute the acquisition of a "business" within the meaning of Rule 11-01(d) of Regulation S-X. This determination is based on the following factors:

       1. The assets owned by Pure-ific consisted entirely of intellectual property, principally trademarks and product formulations. Pure-ific did not own, and the t Company did not acquire from Pure-ific, any assets that would constitute indicia of a "business" as accounts receivable, customer lists, and similar assets.

       2. At the time of the Acquisition, Pure-ific had no customer base, no continuing operations, no distribution mechanisms and no sales force for the sale of products embodying the acquired product formulations.

       3. Prior to the Acquisition, Pure-ific had not generated any revenues from the assets acquired by the Company. The assets acquired by the Company are developmental in nature, and will require the investment of additional capital in order to achieve commercialization.

       In view of the determination described above, the Company has determined that it has no obligation to file the financial statements otherwise required by
Item 7(a)(2) of Form 8-K.

(b)    Pro Forma Financial Information.

       In view of the determination described in Item 7(a) above, the Company has determined that it has no obligation to file the pro forma financial information otherwise required by Item 7(b)(2) of Form 8-K.

(c)    Exhibits.

       Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.

                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Provectus Pharmaceuticals, Inc.


Dated:   December 19, 2002                By:/s/Daniel Hamilton
                                             -----------------------------------
                                             Daniel R. Hamilton
                                             Chief Financial Officer

                                 Exhibit Index

Exhibit No.                              Description

2.1* Asset Purchase Agreement dated as of December 5, 2002 among Pure-ific Corporation, a Nevada corporation ("New Pure-ific"), Pure-ific, L.L.C., a Utah limited liability company ("Pure-ific"), and Avid Amiri and Daniel Urmann.

2.2* Stock Purchase Agreement dated as of December 5, 2002 among Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), New Pure-ific, and Avid Amiri and Daniel Urmann.

4.1* Warrant Agreement dated as of December 5, 2002 among the Company, Avid Amiri and Daniel Urmann.

4.2      Form of Warrant issuable pursuant to the Warrant Agreement.

99.1     Press Release of the Company dated December 12, 2002.

-------------------------

* The Company agrees by this filing to supplementally furnish to the Commission, upon request, a copy of the exhibits and/or schedules to this agreement.

                                                                Exhibit 2.1


                            ASSET PURCHASE AGREEMENT

       This Asset Purchase Agreement (this "Agreement") is made and entered into as of December 5, 2002 (the "Effective Date") by and among Pure-ific Corporation, a Nevada corporation (the "Buyer"); Pure-ific, L.L.C., a Utah limited liability company (the "Seller"); and Avid Amiri, an individual resident of the State of Utah ("Amiri"), and Daniel Urmann, an individual resident of the State of Utah ("Urmann").

                                    Recitals

       A. The Members own one hundred percent (100%) of the membership interest in the Seller.

       B. The Buyer desires to purchase all of the Seller's assets and assume substantially all of its liabilities and the Seller desires to sell such assets and assign such liabilities to the Buyer, all on the terms and subject to the conditions set forth herein.

       C. The Buyer has agreed to issue to the Seller, for ultimate distribution to the Members, a number of shares of the Buyer's Common Shares, par value $.001 per share (the "Buyer Shares"), on the terms and subject to the conditions set forth in this Agreement.

       D. It is intended that this transaction be a tax free reorganization as set forth in ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    Agreement

       THEREFORE, in consideration of the mutual benefits to be derived therefrom and of the respective mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

                                       1.
                         Definitions and Interpretation

1.01.  Certain Definitions

       For the purposes of this Agreement, the following terms have the following meanings:

       (a) "Accounts Receivable" means (i) all trade accounts receivable and other rights to payment from customers of the Seller and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of the Seller, (ii) all other accounts or notes receivable of the Seller and the full benefit of all security for such accounts or notes and (iii) any claim, remedy or other right related to any of the foregoing.

       (b) "Adverse Consequences" means all Proceedings, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, Encumbrances, losses, expenses and fees, including court costs and attorneys' fees and expenses.

       (c)  "Business"   means  the  development,   production,   marketing  and
distribution of an antibacterial spray hand cleaner, under the trade name "Pure-ific."

       (d) "Business Day" means a day other than Saturday, Sunday or a day on which banks are not open for business.

       (e) "Confidential Information" means any and all of the following information of the Seller, the Buyer or the Members that has been or may hereafter be disclosed in any form, whether in writing, orally, electronically or otherwise, or otherwise made available by observation, inspection or otherwise by either party (the Buyer on the one hand or the Seller and Members, collectively, on the other hand) or its Representatives (collectively, a "Disclosing Party") to the other party or its Representatives (collectively, a "Receiving Party"):

           (i) all information that is a trade secret under applicable trade secret or other law;

           (ii) all information concerning product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer hardware, Software and computer software and database technologies, systems, structures and architectures;

           (iii) all information concerning the business and affairs of the Disclosing Party (which includes historical and current financial statements, financial projections and budgets, tax returns and accountants' materials, historical, current and projected sales, capital spending budgets and plans, business plans, strategic plans, marketing and advertising plans, publications, client and customer lists and files, contracts, the names and backgrounds of key personnel and personnel training techniques and materials, however documented), and all information obtained from review of the Disclosing Party's documents or property or discussions with the Disclosing Party regardless of the form of the communication; and

           (iv) all notes, analyses, compilations, studies, summaries and other material prepared by the Receiving Party to the extent containing or based, in whole or in part, upon any information included in the foregoing.

       (f) "Consent" means any approval, consent, ratification, waiver or other authorization.

       (g) "Contemplated Transactions" means the sale and purchase of the Assets, the assumption of the Assumed Liabilities, the issuance of the Buyer Shares and the other transactions contemplated by this Agreement and the other Transaction Documents.

       (h)  "Contracts"  means  any and  all  contracts,  agreements  (including consulting agreements), franchises, understandings, arrangements, leases, licenses, registrations, authorizations, easements, servitude, rights of way, mortgages, bonds, notes, guarantees, liens, indebtedness, approvals or other instruments or undertaking to which the Seller is a party or to which the Seller or the property of the Seller is subject or bound.

       (i) "Damages" means any and all damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses and assessments, including all attorneys' fees and costs, and interest accruing on such damages.

       (j) "Database" means any database of information and any and all data contained therein, whether maintained in machine-readable form or otherwise, including the related Programming Code and Documentation.

       (k) "Disclosure Schedule" means the Disclosure Schedule attached hereto and incorporated herein by reference.

       (l) "Documentation" means, with respect to a Software Program, Web Site or Database: (i) the Source Code (with comments), as well as any pertinent commentary or explanation prepared to render such materials understandable and usable by a trained computer programmer; (ii) any programs (including compilers), "workbenches," tools and higher level (or "proprietary") language necessary for the development, maintenance and implementation of the Software Program, Web Site or Database; and (iii) any and all prepared and deliverable materials relating to the Software Program, Web Site or Database, including all notes, flow charts, programmer's or user's manuals.

       (m) "Domain Name" means the Internet address or URL (Uniform Resource Locator) for a particular Web Site.

       (n) "Encumbrance" means any lien (statutory or other), lease, mortgage, pledge, security interest, conditional sales agreement, charge, claim, option, easement, right-of-way, adverse interest or other encumbrance of any kind or nature whatsoever owed to, owned by, accrued to, or in favor of any Person whatsoever.

       (o) "Environmental Laws" means all Laws pertaining to the protection of the environment or of occupational health and safety.

       (p) "ERISA" means the Employees Retirement Income Security Act of 1974.

       (q) "ERISA Affiliate" means any entity that, together with the Seller, is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

       (r) "GAAP" means the generally accepted accounting principles of the United States, consistently applied.

       (s) "Governmental Authority" means any:

           (i) nation, state, county, city, town, borough, village, district or other jurisdiction;

           (ii) federal, state, local, municipal, foreign or other government;

           (iii) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

           (iv) multinational organization or body;

           (v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

           (vi) official of any of the foregoing.

       (t) "Governmental Authorizations" means any and all Consents, permits, licenses, registrations, agencies, orders or contracts issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

       (u) "Hazardous Materials" means any mixture or material containing any pollutant, toxic substance, Hazardous Materials, hazardous substance, hazardous material, oil, petroleum product or by-product, asbestos, lead product, polychlorinated biphenyl, radioactive material, radon or any other material listed, classified or regulated pursuant to an Environmental Law.

       (v) "Intellectual Property" means all:

           (i) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with translations, adaptations, derivations, and combinations thereof and including goodwill associated therewith, and applications, registrations, and renewals in connection therewith;

           (ii) patents, patent applications, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and inventions (whether patentable or unpatentable and whether or not reduced to practice) and improvements thereto;

           (iii)   copyrightable    works,    copyrights,    and   applications,
registrations, and renewals in connection therewith;

           (iv) mask works and applications, registrations, and renewals in connection therewith;

           (v) Software Programs and Databases;

           (vi) homes or locations on the World Wide Web and all of the Web pages and text, audio, video and other dynamic and/or static materials associated with such home or location, including Hypertext Markup Language
(HTML), Java, JavaScript, Flash, Structured Query Language (SQL), graphics, "look and feel," related Programming Code and Documentation, and all Domain Names related thereto (collectively, "Web Sites");

           (vii) trade secrets and Confidential Information;

           (viii) other proprietary rights of any kind or nature;

           (ix) moral rights with respect to any of the foregoing; and

           (x) copies and tangible embodiments of any of the foregoing in any form or medium.

       (w) "Inventories" means all inventories of the Seller, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by the Seller in the production of finished goods.

       (x) "Law" means any local, county, state, federal, foreign or other law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

       (y) "Liability" means with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

       (z) "Material Adverse Change" means a material adverse change in the business, prospects, assets or condition, financial or otherwise, of a Person or thing.

       (aa) "Members" means Amiri and Urmann in their capacities as members of the Seller.

       (bb) "Ordinary Course of Business" means the conduct and operation of the Business in the manner in which the Seller has conducted and operated the Business at any time prior to the Effective Date, following its usual and ordinary accounting practices, making ordinary accruals, incurring ordinary liabilities and expenditures, and making ordinary commitments for merchandise, insurance, rentals, and other ordinary business.

       (cc) "Parties" means the Buyer, the Seller and the Members.

       (dd) "Permitted Encumbrances" means (i) real estate taxes and assessments (general and special) not yet due and payable; (ii) zoning ordinances and municipal land use regulations; (iii) utility distribution line easements serving the Real Property; (iv) the rights of the public in and to any public roads abutting the Real Property; (v) any matters relating to the Assumed Liabilities; and (vi) any easements, restrictions, encumbrances, imperfections of title or other matters of record which would not unreasonably interfere with the use and occupancy of the Real Property by the Buyer following the Closing.

       (ee) "Plan" means any "plan," within the meaning of Section 3(3) of ERISA, of which the Seller or any ERISA Affiliate of the Seller is or was a "plan sponsor," within the meaning of Section 3(16)(B) of ERISA; or to which the Seller or any ERISA Affiliate of the Seller otherwise contributes or has contributed; or in which the Seller or any ERISA Affiliate of the Seller otherwise participates or has participated.

       (ff)  "Person"  means  any  corporation,   limited   liability   company,
partnership, firm, joint venture, individual, association, trust, unincorporated or other entity.

       (gg) "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

       (hh) "Programming Code" means computer programming code, including (i) the machine-readable form thereof (the "Object Code"); (ii) the human-readable form thereof and related system documentation, including all comments and any procedural code (the "Subject Code"); and (iii) any modifications, revisions or additions to either the Object Code or Source Code, including all new releases, that improve functions, add new functions, improve performance, correct errors, support new releases of operating systems with which computer programming code is designed to operate, support new input/output (I/O) devices or provide any other incidental corrections and updates

       (ii) "Real Property" means (i) all parcels and tracts of land in which the Seller has an ownership interest; (ii) all buildings, structures, fixtures and improvements located thereon, including those under construction; and (iii) all privileges, rights, easements, hereditaments and appurtenances belonging to or for the benefit thereof, including all easements appurtenant to and for the benefit of any parcel for, and as the primary means of access between, the parcel and a public way, or for any other use upon which lawful use of the parcel for the purposes for which it is presently being used is dependent, and all rights existing in and to any streets, alleys, passages and other rights-of-way included thereon or adjacent thereto (before or after vacation thereof) and vaults beneath any such streets.

           (a) "Record" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

       (jj) "SEC" means the United States Securities and Exchange Commission.

       (kk) "Securities Act" means the Securities Act of 1933.

       (ll) "Software Program" means any computer software program, including the related Programming Code and Documentation.

       (mm) "Tangible Personal Property" means all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, vehicles and other items of tangible personal property (other than Inventories) of every kind owned or leased by the Seller (wherever located and whether or not carried on the Seller's books), together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto.

       (nn) "Tax" means any federal, state, local or foreign tax (including excise taxes, value added taxes, occupancy taxes, employment taxes, unemployment taxes, ad valorem taxes, custom duties, transfer taxes, and fees), levy, impost, fee, imposition, assessment or other governmental charge of any nature imposed upon a Person, including all taxes and governmental charges imposed upon any of the personal properties, real properties, tangible or intangible assets, income, receipts, payrolls, transactions, stock transfers, capital stock, net worth or franchises of a Person (including all sales, use, withholding or other taxes which a Person is required to collect and/or pay over to any government), and all related additions to tax, penalties or interest thereon.

       (oo) "Tax Returns" means all returns, reports, information returns, and other documents (including all related and supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection, or administration of any Taxes.

       (pp) "Third Party" means a Person that is not a party to this Agreement.

       (qq) "Transaction Documents" means this Agreement, the Assignment and Assumption Agreement and the Intellectual Property Assignments, together with such other agreements, certificates, contracts, documents or instruments as may be necessary or desirable to consummate the Contemplated Transactions.

1.02.  Other Definitions

       Terms defined in other provisions of this Agreement have the meanings given in those provisions.

1.03.  Rules of Interpretation

       (a) Each term defined in the singular form in Section 1.01 or elsewhere in this Agreement means the plural thereof whenever the plural form is used, and each term defined in the plural form means the singular thereof whenever the singular form is used. The use of a pronoun of any gender is applicable to all genders.

       (b) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other certificate, report or document made or delivered pursuant hereto.

       (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

       (d) A reference to any agreement, document or instrument refers to the agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and as permitted herein.

       (e) Except as otherwise specified, a reference to any applicable law refers to the law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and to any rules and regulations promulgated thereunder; and a reference to any section or other provision of any applicable law refers to that provision of the law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of the referenced section or other provision.

       (f) The words "including" and "include" means including without limiting the generality of any description preceding such term, the phrase "may not" is prohibitive and not permissive, and the word "or" is not exclusive.

       (g) All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the Uniform Commercial Code as enacted in the State of Nevada and not specifically defined herein are used herein as defined therein.

       (h) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from but excluding" and the words "to" and "until" each means "to and including."

1.04.  Headings

       The headings preceding the text of the sections of this Agreement and the exhibits hereto are for convenience only and shall not be deemed part of this Agreement.

1.05.  Construction

       The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

                                       2.
                           Sale and Purchase of Assets

2.01.  Sale and Purchase of Assets

       On the terms and subject to the conditions of this Agreement, on the Closing Date, the Seller shall sell, convey, assign, transfer and deliver to the Buyer, and the Buyer shall purchase, acquire and accept delivery of the following assets and properties owned by the Seller or in which the Seller has an interest as of the Closing Date and used by the Seller exclusively in the operation of the Business (collectively, the "Assets"):

       (a) All of the Seller's right, title and interest in all the Contracts;

       (b) All of the Seller's right, title and interest in and to any Intellectual Property;

       (c) All Governmental Authorizations and all pending applications therefor or renewals thereof, in each case to the extent transferable to the Buyer;

       (d) All of the Seller's utility, security and other deposits and prepaid expenses;

       (e) All of the Seller's instruments, prepaid assets and deposits, receivables, letters of credit proceeds, unbilled costs and fees, tax refunds, and accounts;

       (f) The Business as a going concern and its franchises, permits, insurance policies, licenses, telephone numbers, customer lists, vendor lists, referral lists and contracts, advertisers' materials and data, restrictive covenants, chooses in action, and similar obligations owing to the Seller from present and former shareholders, members, officers, employees, agents and others, together with all books, computer software, files, papers, Records and other data of the Seller relating to the assets, properties, and operation of the Business;

       (g) All data and Records related to the operations of the Seller, including client and customer lists and Records, referral sources, research and development reports and Records, production reports and Records, service and warranty Records, equipment logs, operating guides and manuals, financial and accounting Records, creative materials, advertising materials, promotional materials, studies, reports, correspondence and other similar documents and Records and, subject to applicable Laws, copies of all personnel Records;

       (h) All rights under or pursuant to all warranties,  representations  and
guarantees  made  by  suppliers,   manufacturers  and  contractors  directly  in
connection with the operation of or affecting the Assets;

       (i) All insurance benefits, including rights and proceeds, arising from or relating to the Assets or the Assumed Liabilities prior to the Closing Date, unless expended in accordance with this Agreement;

       (j) All  claims of the  Seller  against  third  parties  relating  to the
Assets,   whether   choate  or  inchoate,   known  or  unknown,   contingent  or
noncontingent; and

       (k) All other properties and rights of every kind or nature owned by the Seller and used exclusively in the operation of the Business.

2.02.  Excluded Assets

       Notwithstanding anything to the contrary in this Agreement, the following assets of the Seller, as well as any other assets not defined as Assets or not used exclusively in the Business, shall be retained by the Seller and are not being sold or assigned to the Buyer hereunder (collectively, the "Excluded Assets"):

       (b) all cash, cash equivalents and short-term investments;

       (c) all minute books, stock Records and corporate seals;

       (d) all insurance policies and rights thereunder, except to the extent specified in Sections 2.01(i) and 2.01(j);

       (e) all personnel Records and other Records that the Seller is required by law to retain in its possession;

       (f) all claims for refund of Taxes and other governmental charges of whatever nature;

       (g) all rights in connection with and assets of any Plans;

       (h) all rights of the Seller under this Agreement and the other Transaction Documents; and

       (i) The property and assets expressly designated in Section 2.02 of the Disclosure Schedule.

2.03.  Assumption of Liabilities

       At the Closing, the Buyer shall assume and shall agree to satisfy and discharge, as they become due, all liabilities, obligations, debts or commitments of the Seller, whether absolute or contingent, accrued or unaccrued, asserted or unasserted, or otherwise (the "Assumed Liabilities"), including:

       (a) any trade account payable incurred in the Ordinary Course of Business (other than a trade account payable to any Member or a Related Person of the Seller or any Member) that remains unpaid at and is not delinquent as of the Closing Date;

       (b) any Liability to the Seller's customers incurred by the Seller in the Ordinary Course of Business for nondelinquent orders outstanding as of the Closing Date reflected on the Seller's books (other than any Liability arising out of or relating to a Breach that occurred prior to the Closing Date);

       (c) any Liability to the Seller's customers under written warranty agreements given by the Seller to its customers in the Ordinary Course of Business prior to the Closing Date (other than any Liability arising out of or relating to a Breach that occurred prior to the Closing Date);

       (d) any Liability arising after the Closing Date under the Contracts included in the Assets (other than any Liability arising out of or relating to a Breach that occurred prior to the Closing Date);

       (e) any Liability of the Seller arising after the Closing Date under any Contract included in the Assets that is entered into by the Seller after the date hereof in accordance with the provisions of this Agreement (other than any Liability arising out of or relating to a Breach that occurred prior to the Closing Date); and

       (f) any Liability of the Seller described in Section 2.03 of the Disclosure Schedule.

2.04.  No Other Liabilities Assumed

       (a) The Seller acknowledges and agrees that pursuant to the terms and provisions of this Agreement and under any Contract, the Buyer shall not assume any Liability of the Seller other than the Assumed Liabilities. In furtherance and not in limitation of the foregoing, neither the Buyer nor any of its Affiliates shall assume, and shall not be deemed to have assumed, any Liability of the Seller other than the Assumed Liabilities (the "Excluded Liabilities"), including:

           (i) any Liability arising out of or relating to products of the Seller to the extent manufactured or sold prior to the Closing Date, other than to the extent assumed under Sections 2.03(b), 2.03(c), 2.03(d) or 2.03(f);

           (ii) any Liability under any Contract assumed by the Buyer pursuant to Section 2.03 that arises after the Closing Date but that arises out of or relates to any Breach that occurred prior to the Closing Date;

           (iii) any Liability for Taxes, including (A) any Taxes arising as a result of the Seller's operation of the Business or its ownership of the Assets prior to the Closing Date, (B) any Taxes that will arise as a result of the sale of the Assets pursuant to this Agreement and (C) any deferred Taxes of any nature;

           (iv) any Liability  under any Contract not assumed by the Buyer under
Section 2.03, including any Liability arising out of or relating to the Seller's credit facilities or any security interest related thereto;

           (v) any Liabilities under any Environmental Law arising out of or relating to the operation of the Business or the Seller's leasing, ownership or operation of any real property;

           (vi) any Liability in connection with any employee benefit plan or program or relating to payroll, vacation, sick leave, workers' compensation, unemployment benefits, pension benefits, employee stock option or profit-sharing plans, health care plans or benefits or any other employee plans or benefits of any kind for the Seller's employees or former employees or both;

           (vii) any Liability under any employment, severance, retention or termination agreement with any employee of the Seller or any of its Related Persons;

           (viii) any Liability arising out of or relating to any employee grievance whether or not the affected employees are hired by the Buyer;

           (ix) any Liability of the Seller to any Member or Related Person of the Seller or any Member;

           (x) any Liability to indemnify, reimburse or advance amounts to any officer, director, employee or agent of the Seller;

           (xi) any Liability to distribute to any of the Seller's members or otherwise apply all or any part of the consideration received hereunder;

           (xii) any Liability arising out of any Proceeding pending as of the Closing Date;

           (xiii) any Liability arising out of any Proceeding commenced after the Closing Date and arising out of or relating to any occurrence or event happening prior to the Closing Date;

           (xiv) any Liability arising out of or resulting from the Seller's compliance or noncompliance with any Law;

           (xv) any Liability of the Seller under this Agreement or any other document executed in connection with the Contemplated Transactions; and

           (xvi) any Liability of the Seller based upon the Seller's acts or omissions occurring after the Closing Date.

       (b) Disclosure of any Liability in the Disclosure Schedule or in any other Transaction Document shall not create an Assumed Liability or other liability of the Buyer, except where such disclosed Liability expressly has been assumed by the Buyer as an Assumed Liability in accordance with the provisions of Section 2.03 of this Agreement.

2.05.  No Liens

       The Seller shall transfer good and marketable title to the Assets to the Buyer free and clear of all Encumbrances except Permitted Encumbrances.

                                       3.
                      Purchase Price and Method of Payment

3.01.  Payment

       As payment in full for the Assets purchased by the Buyer, the Buyer shall issue to the Seller, on the terms and subject to the conditions of this Agreement, One Thousand (1,000) authorized but unissued Buyer Shares, subject to adjustment as provided in Section 3.02.

3.02.  Adjustment

       If the outstanding the Buyer Shares are increased, decreased, changed into or exchanged for a different number of kind of shares or securities of the Buyer through a stock split, stock dividend, reverse stock split or other similar transaction, the number of the Buyer Shares issuable pursuant to Section
3.01 shall be adjusted to reflect such transaction. No adjustment shall be made in connection with the issuance of the Buyer Shares (or securities convertible into or exercisable for the Buyer Shares) as a result of a public or private offering, merger or other acquisition, or the exercise of options or warrants.

3.03.  Liquidation of the Seller; Distribution to Members

       (a) Subject to the requirements of the Laws of the State of Utah, as promptly as possible after the Closing Date and in any event within six months from the Closing Date, the Seller shall distribute all the Buyer Shares it receives as a result of the consummation of Contemplated Transactions to the Members in completing winding up and liquidation of the Seller. Such liquidation shall be made as specified in the Seller's Articles of Organization, with due regard to any preferences to particular classes of Members set forth therein, and as required by the Utah Limited Liability Company Act. Fractional Buyer Shares will not be issued in connection with such distribution. The Seller will pay cash to the Members in lieu of fractional shares.

       (b) Promptly upon the Closing, the Seller shall file Articles of Dissolution with the Utah Secretary of State, which shall provide that the Seller will be dissolved upon the effective date of such filing, but shall continue its corporate existence for such time as is necessary to complete the winding-up and liquidation of the Seller. During such time, the Seller will not engage in any business activity except as appropriate to wind up and liquidate the Business and affairs.

       (c) In addition to the transfer of the Assets of the Seller to the Buyer, all of the terms and conditions set forth in this Agreement are for the purpose of carrying out a tax free reorganization within the meaning of Section 361(a)(1)(C) of the Code.
                                       4.
                                     Closing

4.01.  Time and Place of Closing

       The closing of the Contemplated Transactions (the "Closing") shall take place at 10:00 a.m. on the date which is one Business Day following the satisfaction or waiver of the conditions set forth in Sections 4.02 and 4.03, or on such other date as is mutually agreed between the parties (the "Closing Date"). The Closing shall take place at the offices of Baker, Donelson, Bearman, & Caldwell, P.C., Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902, or such other place as is mutually agreed between the parties. The Closing shall be deemed to have been completed as of 5:00 p.m. on the Closing Date.

4.02.  Conditions Precedent to Obligations of the Seller and the Members

       The obligations of the Seller and the Members to effect the Closing and to consummate the Contemplated Transactions are subject to, and shall be conditioned upon, the satisfaction of each of the following conditions on or prior to the Closing Date:

       (a) The representations and warranties made by the Buyer in Section 6 of this Agreement shall be correct in all material respects on and as of the Closing Date with the same force and effect (except as affected by the transactions contemplated herein or otherwise approved in writing by the Seller and changes occurring after the Effective Date in the ordinary course of the Buyer's business) as though such representations had been made on and as of the Closing Date. The covenants of the Buyer contained herein shall not have been breached in any material respect as of the Closing Date.

       (b) All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Buyer on or before the Closing Date shall have been complied with and performed.

       (c) From the Effective Date to the Closing Date, there shall have been no Material Adverse Change in the Buyer.

       (d) No Consent of any Person or Governmental Authorization from any Governmental Authority not obtained and in effect on the Closing Date shall be required for the consummation of the Contemplated Transactions, and no Proceeding shall be threatened or be pending against the Buyer or the Seller which, in the opinion of counsel for the Seller, presents a reasonable probability that the Contemplated Transactions would be enjoined or prevented, except as otherwise agreed to in writing by the Seller.

       (e) The Buyer shall have delivered or caused to be delivered (or shall have tendered or caused to be tendered, subject only to Closing) to the Seller the documents and instruments required by Section 4.05.

4.03.  Conditions Precedent to Obligations of the Buyer

       The obligations of the Buyer to effect the Closing and to consummate the Contemplated Transactions shall be subject to, and be conditioned upon, the satisfaction of each of the following conditions on or prior to the Closing
Date:

       (a) The representations and warranties made by the Seller and the Members in Section 5 of this Agreement hereof shall be correct in all material respects on and as of the Closing Date with the same force and effect (except as affected by the transactions contemplated herein or otherwise approved in writing by the Seller and changes occurring after the Effective Date in the Ordinary Course of Business) as though such representations had been on and as of the Closing Date; and none of the covenants of the Seller contained in Section 7 hereof shall have been breached in any material respect as of the Closing Date.

       (b) All of the terms and conditions of this Agreement to be complied with and performed by the Seller or the Members on or before the Closing Date shall have been complied with and performed.

       (c) Since the Financial Statement Date, there shall have been no Material Adverse Change in the condition of the Seller, financial or otherwise, from that set forth in the Financial Statements.

       (d) All Consents of any Person or Governmental Authorizations from any Governmental Authority which are required for the transfer of any Assets or the consummation of the Contemplated Transactions shall have been obtained and in effect on the Closing Date.

       (e) No Proceeding shall be threatened or be pending against the Buyer or the Seller which, in the opinion of counsel for the Buyer, presents a reasonable probability that the Contemplated Transactions or the right of the Buyer to continue the operations of the properties, Assets and Business of the Seller would be enjoined or prevented, except as otherwise agreed to in writing by the Buyer.

       (f) No properties or Assets of the Seller shall have suffered any destruction or damage by fire, accident or other casualty or act of God not fully covered by insurance or resulting or likely to result in a Material Adverse Change in the Assets, the Business or the Seller.

       (g) The Buyer shall have received written evidence in form and substance satisfactory to it of the termination of any and all Encumbrances that encumber any of the Assets or other properties of the Seller, except as otherwise agreed to in writing by the Buyer.

       (h) All Consents to the assignment of the Contracts shall have been obtained.

       (i) At the Closing Date, there shall exist, to the best of the Members' knowledge after due investigation, no violations of any Law materially affecting the Assets, properties or Business of the Seller.

       (j) The Seller and the Members shall have delivered or caused to be delivered (or shall have tendered or caused to be tendered, subject only to Closing) to the Buyer the documents and instruments required by Section 4.04.

4.04.  Seller's and Members' Performance at Closing

       At or prior to the Closing, the Seller and/or the Members shall deliver to the Buyer:

       (a) An Agreement of Assignment and Assumption, in the form attached hereto as Exhibit A (the "Assignment and Assumption Agreement"), assigning to the Buyer all of the Acquired Assets that are intangible personal property (other than Intellectual Property described in Intellectual Property Assignments executed pursuant to Section 4.04(b)), and containing the Buyer's undertaking and assumption of the Assumed Liabilities, duly executed by the Seller;

       (b) Assignments of all Intellectual Property, and separate assignments of all registered Trademarks, Patents and Copyrights in the form attached hereto as Exhibit B (each, an "Intellectual Property Assignment"), executed by the Seller;

       (c) Such other deeds, bills of sale, assignments, certificates of title, documents and other instruments of transfer and conveyance as may reasonably be requested by the Buyer, each in form and substance satisfactory to the Buyer and its legal counsel and executed by the Seller;

       (d) a certificate duly executed by an appropriate officer of the Seller to the effect that (i) all representations and warranties made by the Seller in this Agreement are true and correct as of the Closing Date and (ii) none of the covenants made by the Seller in this Agreement have been breached as of the Closing Date;

       (e) a certificate duly executed by each Member to the effect that (i) all representations and warranties made by the Members in this Agreement are true and correct as of the Closing Date, and (ii) none of the covenants made by the Members in this Agreement have been breached as of the Closing Date;

       (f) evidence satisfactory to the Buyer of the receipt of all Consents required to be received from any Person and all Governmental Authorization required to be received from any Governmental Authority, including those required for the assumption by the Seller of the Contracts;

       (g) written evidence to the effect that the Seller's Members approved this Agreement and the Contemplated Transactions in accordance with Utah law;

       (h) possession of the Assets and all originals and copies of all agreements, instruments, documents, deeds, books, records, files, tax returns, and other data and information within the possession of the Seller pertaining to the Seller; and

       (i) satisfactory evidence that the Buyer's designees shall be the only authorized signatories with respect to each of the Seller's bank accounts and credit facilities.

4.05.  Buyer's Performance at Closing

       At or prior to Closing, the Buyer shall deliver or cause to be delivered to the Seller or its shareholders as appropriate the following:

       (a) certificates representing the number of the Buyer Shares to be issued pursuant to Section 3.01 hereof;

       (b) a certificate  executed by an officer of the Buyer to the effect that
(i) all of the representations and warranties made by the Buyer in this Agreement are true and correct as of the Closing Date and (ii) none of the covenants made by the Buyer have been breached as of the Closing Date; and

       (c) written evidence to the effect that the Buyer's Board of Directors approved this Agreement and the Contemplated Transactions.

4.06.  Termination in Absence of Closing

       (a) If by the close of business on December 31, 2002, the Closing has not occurred, then either the Buyer or the Seller thereafter may terminate this Agreement by written notice to such effect to the other Parties, without liability of or to any other Party to this Agreement unless the reason for Closing having not occurred is (i) such Party's breach of any of its representations, warranties or covenants or other provision of this Agreement, or (ii) the failure of such Party to perform its obligations hereunder. In such event, the defaulting Party shall be liable to all other Parties for all damages incurred by the non-defaulting Parties, including but not limited to all expenses, costs and attorney fees incurred in due diligence, negotiation and drafting of this Agreement and all Transaction Documents.

       (b) Notwithstanding approval of the transaction by the stockholders and/or the Board of Directors of the Buyer, this Agreement and the transactions contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date by the Buyer if:

            (i) any representation or warranty made herein for the benefit of the Buyer or any certificate, schedule or document furnished to the Buyer pursuant to this Agreement is untrue then or at the time of Closing;

            (ii) The Seller shall have defaulted in any respect in the performance of any obligation under this Agreement; or

            (iii) any Material Adverse Change in the Seller has occurred.

                                       5.
          Representations and Warranties of the Seller and the Members

       As a material inducement to the Buyer to enter into this Agreement, the Seller and the Members jointly and severally represent and warrant to the Buyer as follows:

5.01.  Organization and Standing

       The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Utah and has full limited liability company power and authority to own, manage, lease and hold the Assets and to conduct the Business as presently conducted. The Seller is duly qualified to do business as a foreign limited liability company and is in good standing in every jurisdiction in which the failure to so qualify would cause a Material Adverse Change. Section 5.01 of the Disclosure Schedule contains a complete and accurate list of all jurisdictions in which the Seller is qualified to do business as a foreign limited liability company.

5.02.  Capitalization

       The membership interest in the Seller consists of 100 issued and outstanding units of Membership Interest, all of which are owned directly by the Members. Except as provided in this Agreement, (a) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any membership interest in or capital stock of the Seller is authorized or outstanding, (b) the Seller has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to the Members any evidences of indebtedness or assets of the Seller, and (c) the Seller has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any membership interest or capital stock or any interest in either or to pay any dividend or make any other distribution in respect of either. All of the issued and outstanding membership interest in the Seller has been offered, issued and sold by the Seller in compliance with applicable Federal and state securities laws.

5.03.  Subsidiaries, Etc.

       The Seller has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

5.04.  Authority for Agreement; No Conflicts

       (a) This Agreement constitutes the legal, valid and binding obligation of the Seller and each Member, enforceable against each of them in accordance with its terms. Upon the execution and delivery by the Seller and the Members of the Transaction Documents to which any of them are a party, each of the Transaction Documents will constitute the legal, valid and binding obligation of the Seller and each of the Members, enforceable against each of them in accordance with its terms. The Seller has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to perform its obligations under this Agreement and the Transaction Documents, and such action has been duly authorized by all necessary action by the Seller's members. Each Member has all necessary legal capacity to enter into this Agreement and the Transaction Documents to which he or she is a party and to perform his or her obligations hereunder and thereunder.

       (b) The execution of and compliance with the provisions of the Transaction Documents and the performance of the Contemplated Transactions by the Seller and each Member will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, (i) the Articles of Organization or Operating Agreement of the Seller;
(ii) any Contract, except as set forth in Section 5.04 of the Disclosure Schedule; (iii) any contract, lease, agreement or other instrument to which any Member is a party or by which they or any of their properties is bound; (iv) or any decree, judgment, order, statute, rule or regulation applicable to the Seller or any Member.

5.05.  Governmental Authorizations

       (a) Except as set forth in Section 5.05 of the Disclosure Schedule, no Governmental Authorization of or from any Governmental Authority is required on the part of the Seller or any Member in connection with the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions.

       (b) The Seller has all Governmental Authorizations necessary to construct, own, operate, use and/or maintain the Assets and the Business in all locations where the Seller conducts the Business. Such Governmental Authorizations are valid and subsisting and all fees required to be paid thereon have been paid. No proceeding is pending or threatened to modify, suspend, revoke, withdraw, terminate or otherwise limit any Governmental Authorization which could materially adversely affect the ability of the Buyer to own, operate or use the Assets or conduct the Business after the Closing Date as the Business has been operated by the Seller prior to the Effective Date.

5.06.  Litigation

       Except as set forth in Section 5.06 of the Disclosure Schedule, there is no Proceeding pending or threatened against the Seller or any Member which questions the validity of this Agreement or the right of the Seller or any Member to enter into it, or which might cause, either individually or in the aggregate, a Material Adverse Change in the Assets, the Business or the Seller.

5.07.  Financial Statements

       Since January 1, 2000, the Seller has not engaged in any business of any kind, including the Business.

5.08. Absence of Material Changes

       From January 1, 2000 to the Effective Date, the Seller has not:

       (a) issued any membership interests or other securities or granted any option or other right to any Person for the acquisition of any membership interest in the Seller;

       (b) incurred any Liabilities except Liabilities entered into in the Ordinary Course of Business;

       (c) discharged or satisfied any Encumbrance or paid any Liability other than Liabilities referred to in Section 5.08(b);

       (d) declared or made any payment or distribution to the Members or purchased or redeemed any portion of the membership interest in the Seller;

       (e) mortgaged, pledged, or subjected to any Encumbrance any of the Assets other than Encumbrances created by Law for taxes not yet due or which are being contested in good faith by appropriate proceedings;

       (f) sold or transferred any of the tangible Assets or cancelled any debts or claims, except in each case in the Ordinary Course of Business;

       (g) sold, assigned, or transferred any Intellectual Property;

       (h) suffered any material operating or extraordinary loss or waived any right of substantial value;

       (i) made any loan to, borrowed money from, or entered into any contract or understanding with, any employee, officer, director, manager, member or shareholder of the Seller;

       (j) made any payment or contracted for payment for any bonus, gratuity, or other compensation to employees other than wages and salaries in effect as of the Financial Statement Date, except wage and salary adjustments made in the Ordinary Course of Business for employees who are not officers or directors of the Seller;

       (k) had any union or labor difficulties or work stoppage;

       (l) entered into any transaction other than in the Ordinary Course of Business;

       (m) entered into any leases of real or personal property;

       (n) received any notice of termination of any Contract which in the aggregate would have a material adverse effect on the Seller; or

       (o) entered into any Contracts for which the Seller will incur a loss from the provision of services.

5.09.  Liabilities

       The Seller shall provide a list of all Liabilities of the Seller as of the Closing Date which shall be certified as true and correct by the Seller and shall be incorporated into Section 5.09 of the Disclosure Schedule. The Seller does not owe any amount to, or have any contract with, or commitment to, any of its members, directors, officers, employees or consultants, and none of such persons owe any amounts to the Seller.

5.10.  Taxes

       The provision made by the Seller for Taxes is sufficient in all material respects for payment of all accrued and unpaid Taxes for the period then ended and all prior periods. The Seller has filed or has obtained presently effective extensions with respect to all Tax Returns which are required to be filed by it, such filed returns are true and correct and all Taxes shown thereon to be due have been timely paid with exceptions not material to the Seller. Federal Tax Returns of the Seller have not been audited by the Internal Revenue Service, and no controversy with respect to Taxes of any type is pending or threatened.

5.11.  Inventories

       As of the Effective Date, the Seller holds no Inventories of any kind whatsoever.

5.12.  Real Property

       As of the Effective Date, the Seller neither owns nor has any other interest in any Real Property of any kind whatsoever.

5.13.  Tangible Personal Property

       As of the Effective Date, the Seller neither owns nor has any other interest in any Tangible Personal Property of any kind whatsoever.

5.14.  Intellectual Property

       (a) Section 5.14(a) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(v)(i) of this Agreement which is included in the Assets (the "Marks"). All Marks have been registered with the United States Patent and Trademark Office, are currently in compliance with all formal Laws (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation or cancellation Proceeding and no such action is threatened with respect to any of the Marks. There is no potentially interfering trademark or trademark application of any other Person. No Mark is infringed or has been challenged or threatened in any way. None of the Marks used by the Seller infringes or is alleged to infringe any trade name, trademark or service mark of any other Person. All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

       (b) Section 5.14(b) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(v)(ii) of this Agreement that is included in the Assets (the "Patents"). All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition Proceeding. There is no potentially interfering patent or patent application of any Third Party. Except as set forth in Section 5.14(b) of the Disclosure Schedule, (i) no Patent is infringed or has been challenged or threatened in any way and (ii) none of the products manufactured or sold, nor any process or know-how used, by the Seller infringes or is alleged to infringe any patent or other proprietary right of any other Person. All products made, used or sold under the Patents have been marked with the proper patent notice.

       (c) Section 5.14(c) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(v)(iii) of this Agreement that is included in the Assets (the "Copyrights"). All of the registered Copyrights are currently in compliance with formal Laws, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Copyright is infringed or has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any Third Party or is a derivative work based upon the work of any other Person. All works encompassed by the Copyrights have been marked with the proper copyright notice.

       (d) Section 5.14(d) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(v)(iv) of this Agreement that is included in the Assets (the "Mask Works"). All of the Mask Works are currently in compliance with formal Laws, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Mask Work is infringed or has been challenged or threatened in any way. No Mask Work infringes or is alleged to infringe any right of any Third Party or is based upon the work of any other Person. All products encompassed by or made, used or sold using Mask Works have been marked with the proper notices.

       (e) Section 5.14(e) of the Disclosure Schedule contains a complete and accurate list and summary description of (i) each Software Program included in the Assets (the "Acquired Software") and (ii) each Database included in the Assets (the "Acquired Databases").

       (f) Section 5.14(f) of the Disclosure Schedule contains a complete and accurate list and summary description of all Web Sites included in the Assets (the "Business Web Sites"). With respect to the Domain Names relating to the Business Web Sites:

            (i) All Domain Names have been registered in the name of the Seller and are in compliance with all formal Laws.

            (ii) No Domain Name has been or is now involved in any dispute, opposition, invalidation or cancellation Proceeding, and no such action is threatened with respect to any Domain Name.

            (iii) There is no domain name application pending of any other person which would or would potentially interfere with or infringe any Domain Name included therein.

            (iv) No Domain Name is infringed or has been challenged, interfered with or threatened in any way.

            (v) No Domain Name infringes, interferes with or is alleged to interfere with or infringe the trademark, copyright or domain name of any other Person.

       (g) Section 5.14(g) of the Disclosure Schedule sets forth a complete list of all Software Programs developed by one or more Third Parties and used by Seller in connection with the Business (the "Third Party Software Programs"). Pursuant to one or more Licenses (as defined below), the Seller has the right and license to use each Third Party Software Program in the manner in which the Seller currently is using such Third Party Software Program (including incorporation into Business Web Sites, Acquired Software or Acquired Databases where applicable), and all use of each Third Party Software Program by the Seller has been in full compliance with the applicable License or Licenses. Any and all Consents to the assignment of any License which may be required to consummate the Contemplated Transactions shall be obtained prior to or on the Closing Date.

       (h) The Marks, the Patents, the Copyrights, the Mask Works, the Acquired Software, the Acquired Databases and the Business Web Sites (collectively, the "Intellectual Property Assets") are all those necessary for the operation of the Business as it is has been conducted by the Seller at any time prior to the Effective Date. The Seller is the owner (or the licensee under a License) of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Encumbrances, and has the right to use all of the Intellectual Property Assets without payment to a Third Party, other than in respect of Licenses. Immediately subsequent to the Closing, the rights in and to the Intellectual Property Assets will be owned by the Buyer on terms and subject to conditions identical to those prevailing for the Seller as of the Effective Date.

       (i) Section 5.14(i) of the Disclosure Schedule sets forth the form and placement of the proprietary legends and copyright notices displayed in or on the Intellectual Property Assets. In no instance has the eligibility of the Intellectual Property Assets for protection under applicable Laws relating to Intellectual Property been forfeited to the public domain by omission of any required notice or any other action.

       (j) Section 5.14(j) of the Disclosure Schedule identifies each document, instrument or other notification made available to users of the Business Web Sites governing the terms and conditions on which such users have accessed the Business Web Site, including the Seller's privacy policies, terms and conditions of use and terms and conditions of sale (the "Web Site Documents"), and the periods during which each Web Site Document was in force. The Seller previously has made available to the Buyer a copy of each Web Site Document.

       (k) The Seller has enforced the trade secret protection program set forth in Section 5.14(k) of the Disclosure Schedule as it relates to the Intellectual Property, and there has been no violation of such program by any person or entity. The Documentation relating to the Web Sites, the Software Programs, the Databases and the Third Party Software Programs incorporated into any of them (except for end user manuals and other items generally delivered to end users),
(i) has at all times been maintained in strict confidence, (ii) has been disclosed by the Seller only to employees having a "need to know" the contents thereof in connection with the performance of their duties to the Seller and
(iii) has not been disclosed to any Third Party.

       (l) All personnel, including employees, agents, consultants, and contractors, who have contributed to or participated in the conception and development of Business Web Sites, the Acquired Software or the Acquired
Databases have executed nondisclosure agreements substantially in the form included in Section 5.14(l) of the Disclosure Schedule, and either (i) have been party to a written agreement with the Seller that has accorded the Seller full, effective, exclusive and original ownership of all Intellectual Property or (ii) have executed appropriate instruments of assignment in favor of the Seller as assignee that have conveyed to the Seller full, effective and exclusive ownership of all Intellectual Property. Section 5.14(l) of the Disclosure Schedule sets forth a complete list of each such nondisclosure agreement, written agreement as to ownership of Intellectual Property or instrument of assignment.

       (m) The Acquired Software and the Acquired Databases will perform in accordance with the warranties set forth in the Seller's licenses to, or agreements with, the end users.

       (n) The use of the Business Web Sites, the Acquired Software and the Acquired Databases and the license, sale or lease of the Acquired Software or the Acquired Databases, or of any part thereof, or of any copy, or of any part thereof, do not and will not infringe on, misappropriate, or contribute to the infringement of, any copyright, trade secret, patents or any other exclusionary right, of any Third Party in either the United States or any foreign country. No Person has asserted against the Seller a claim that the use, license, sale or lease of any of Business Web Sites, the Acquired Software, the Acquired Databases or the Third Party Software Programs, or any part of any of them, infringes, misappropriates or contributes to the infringement of any patent claim, copyright or trade secret right of any Third Party in either the United States or any foreign country, and to the Seller's knowledge there is no basis for any such claim.

       (o) Except with respect to demonstration or trial copies, no portion of any Business Web Site, Acquired Software or Acquired Database contains or will contain any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" or other software routines or hardware components designed to
(i) permit unauthorized access, (ii) disable or erase software, hardware, or data or (iii) perform any other such similar actions.

       (p) Section 5.14(p) of the Disclosure Schedule sets forth a complete list of all licenses, sublicenses, agreements, and permissions, as amended to the Effective Date, as to any Intellectual Property, including Third Party Software Programs, licensed or sublicensed to the Seller by any Third Party (collectively, the "Licenses"), and the Seller has made available to the Buyer correct and complete copies of all such Licenses. With respect to each License:

            (i) The License is legal, valid, binding, enforceable and in full force and effect, and will continue to be legal, valid, binding, enforceable, and in full force and effect immediately after the Closing on terms and subject to conditions identical to those prevailing for the Seller as of the Effective Date;

            (ii) no party to the License is in breach or default and no event has occurred which with notice or lapse or time would constitute a breach or default under the License or permit termination, modification, or acceleration of the License;

            (iii) no underlying item of the Intellectual Property covered by the License is subject to any outstanding judgment, order, decree, stipulation, injunction, or charge;

            (iv) no Proceeding is pending or is threatened which challenges the legality, validity, or enforceability of any underlying item of the Intellectual Property covered by the License; and

            (v) The Seller has not granted any sublicense or similar right with respect to any License.

5.15.  Insurance

       As of the Effective Date, the Seller neither owns nor maintains any insurance policies of any kind whatsoever.

5.16.  Contracts and Commitments

       (a) Section 5.16 of the Disclosure Schedule contains a complete list of the Contracts, true and correct copies of each of which have been delivered or made available to the Buyer. All of the Contracts are valid, binding and in full force and effect and are enforceable in accordance with their terms against all other parties to such Contracts. The Seller has performed all obligations required to be performed by it to date and is not in default in any material respect under any Contract to which it is a party. None of the Contracts were arrived at or otherwise reflect less than arms' length negotiations or bargaining.

       (b) Except as set forth in Section 5.16 of the Disclosure Schedule, the Seller is not a party to any written or oral commitments of the following types:

            (i) contracts for employment or compensation of any officer or individual employee, not terminable without further liability on 90 days' notice;

            (ii) contracts with any labor union;

            (iii) continuing contracts for the future purchase of materials, supplies, or equipment, at a cost of $10,000 or more, or to be delivered on more than 90 days' notice;

            (iv) continuing contracts for the future provision of services;

            (v) distribution or agency contracts, franchise contracts, or advertising commitments, which cannot be terminated without further liability to the Seller upon no more than 90 days' notice;

            (vi) pension, profit sharing, deferred compensation, retirement or stock option or stock purchase plans in effect with respect to officers, employees or others;

            (vii) leases under which it is lessor or lessee;

            (viii) underwriting agreements or agreements with a broker or finder;

            (ix) consulting agreements;

            (x) contracts for the acquisition of a business, or substantially all of the property, assets or stock of a business under which there are any continuing or unperformed obligations on the part of the Seller; or

            (xi) any other contract, agreement or commitment involving $10,000 or more which is not terminable without further liability to the Seller upon no more than 90 days' notice.

5.17.  Banking Information

       As of the Effective Date, the Seller does not own or maintain any bank accounts or credit facilities of any kind whatsoever.

5.18.  Accounts Receivable


       As of the Effective Date, the Seller has no Accounts Receivable of any kind whatsoever.

5.19.  Compliance with Laws

       Except as set forth in Section 5.19 of the Disclosure Schedule, the Seller is and has been in compliance in all respects with any and all Laws applicable to the Seller. The Seller has not received or entered into any citation, complaints, consent order compliance schedules or other similar enforcement order or received written notice from any governmental authority that would indicate that the Seller is not currently in compliance with all such Laws.

5.20.  Environmental Compliance

       (a) Except as set forth in Section 5.20 of the Disclosure  Schedule,  the
Seller:

            (i) Has never violated, and is presently in compliance with, all Environmental Laws applicable to the Business and the Assets;

            (ii) Has not generated, manufactured, refined, transported, treated, stored, handled, disposed of, transferred, produced or processed any Hazardous Materials or any solid waste, and has no knowledge of the release or threat of release of any Hazardous Materials from its products or from any of its currently or formerly owned, operated or managed properties or facilities;

            (iii) Has not: entered into or been subject to any consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter relating to the Business or any of its currently or formerly owned, operated or managed properties or facilities, (B) received notice under the citizen suit provision of any Environmental Law in connection with the Business or any of its currently or formerly owned, operated or managed properties or facilities, (C) received any written request for information, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter relating to the Business or any of its properties or facilities or been subject to any governmental or citizen enforcement action with respect to any environmental or health and safety matter relating to the Business or any of its properties or facilities, and has no knowledge that any matters described in clauses (A)-(D) above will be forthcoming; in any such case as would have or reasonably be expected to have a material adverse change on the Seller or its operations.

       (b) No lien has been imposed on any of the properties or facilities of the Seller by any governmental agency at the federal, state, local or foreign level in connection with the presence of any Hazardous Materials.

5.21.  Employees

       As of the Effective Date, the Seller has no officers, directors, employees, managers or contractors other than the Members. Since January 1, 2000, the Seller has not incurred any obligation to pay any amount of compensation, including salary or bonus, to any Member, other than obligations discharged prior to the Effective Date.

5.22.  ERISA

       Neither the Seller nor any ERISA Affiliate has ever maintained, sponsored, contributed to or incurred any liability under any Plan subject to
Section 412 of the Code or Title IV of ERISA. Neither the Seller nor any ERISA Affiliate has ever incurred any obligation to contribute to or any liability under any "multi-employer plan" within the meaning of Section 4001(a)(3) of ERISA or ever participated in any "multiple employer plan" within the meaning of
Section 413(c) of the Code. The written terms of each Plan are, and the Plans have been administered, in compliance with the requirements of ERISA, and, where applicable, Section 401 of the Code. There are not now, nor have there been, any transactions involving any Plan which are prohibited under ERISA or the Code. As of the Effective Date, there are no pending or threatened claims by or on behalf of any Plan or by any employee of the Seller alleging a breach or breaches of fiduciary duties or violations of other applicable state or federal law which could result in liability on the part of the Seller or any Plan under ERISA or any other law, nor is there any basis for such a claim. All returns, reports, disclosure statements and premium payments required to be made under ERISA and the Code with respect to any Plan have been timely filed or delivered. Each Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service covering all amendments required to be adopted to date, and there are no circumstances which exist that are reasonably likely to adversely affect the tax-qualified status of such Plan or result in the revocation of such letter. The Seller and each ERISA Affiliate have made all contributions and payments required to be made to each of its Plan within the time prescribed by law or, if earlier, the terms of the Plan.

5.23.  Inspection of Records

       To the best of the Members' ability, the Seller has made, or will make, available for inspection to the Buyer full and complete information concerning the Seller's customers, suppliers, vendors, referral sources, consultants and all aspects of the Business, including complete copies of any customer, vendor, consulting, management and supplier contracts.

5.24.  Brokers' Commissions

       The Seller has not entered into any agreement or understanding with any person, firm or entity to become indirectly a party to any agreement, for the payment or any commission, finders or brokerage fee in connection with this Agreement and the transaction contemplated hereof. The Seller hereby agrees to indemnify and hold the Buyer harmless for any breach of the representations made in this Section 5.24.

5.25.  Accuracy of Information

       All information provided to the Buyer by the Seller or the Members as an inducement to the Buyer to enter into this Agreement or in compliance with the provisions of this Agreement are accurate and complete and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in the light of the circumstances under which they were made, not misleading.

5.26.  Acquisition of the Buyer Shares

       (a) The Seller is acquiring, and upon dissolution of the Seller each Member will acquire, the Buyer Shares for his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by Section 3.03 of this Agreement, neither the Seller nor any Member has any present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

       (b) The Seller and Members have carefully reviewed the representations concerning the Seller contained in this Agreement, have made detailed inquiry concerning the Buyer, the Business and its personnel; the officers of the Seller have made available to the Seller and the Members any and all written information which they have requested and have answered to the Seller's and each Member's satisfaction all inquiries made by the Seller or any Member; and the Seller and the Members have sufficient knowledge and experience in investing in companies similar to the Buyer so as to be able to evaluate the risks and merits of its investment in the Buyer and are able financially to bear the risks thereof.

                                       6.
                   Representations and Warranties of the Buyer

       As a material inducement to the Seller and the Members to enter into this Agreement, the Buyer represents and warrants to the Seller and Members as follows:

6.01.  Organization

       The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has full corporate power to conduct the Business as now conducted and as to be conducted following the Closing. The Buyer is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required or will be required by virtue of the Buyer's purchase and operation of the Assets.

6.02.  Capitalization

       The Buyer is authorized to issue 5,000,000 shares of capital stock, consisting of 4,000,000 Buyer Shares, none of which are issued or outstanding as of the Effective Date; and 1,000,000 shares of Preferred Stock, par value $.001 per share, none of which are issued or outstanding as of the Effective Date. The Buyer Shares to be issued pursuant to Section 3.01 of this Agreement, upon issuance on the terms and subject to the conditions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable shares of the Buyer's Common Stock, par value $.001 per share.

6.03.  Authority for Agreements

       The execution and delivery of and performance under the Transaction Documents and the consummation of the Contemplated Transactions by the Buyer have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by the Buyer and constitute valid and binding obligations of the Buyer enforceable in accordance with their respective terms. The execution of and compliance with the provisions of the Transaction Documents and the performance of the Contemplated Transactions by the Buyer will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Charter or Bylaws of the Buyer or any material indenture, lease, agreement or other instrument to which the Buyer is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Buyer.

6.04.  Governmental Consents

       No Governmental Authorization of or from any Governmental Authority is required on the part of the Buyer in connection with the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions, including the offer, issuance, sale and delivery of the Buyer Shares, except such filings as shall have been made prior to and shall be effective on and as of the Closing (other than filings required to be made after the Closing under applicable federal and state securities laws, which filings will be made in accordance with such laws). Based in relevant part on the representations made by the Seller and the Members in Section 5 of this Agreement, the offer and sale of the Buyer Shares to the Seller and the Members will be in compliance with applicable Federal and state securities laws.

6.05.  Litigation

       There is no Proceeding pending, or, to the Buyer's knowledge, any threat thereof, against the Buyer, which questions the validity of this Agreement or the right of the Buyer to enter into it, or which might cause, either individually or in the aggregate, a Material Adverse Change in the Buyer.

6.06.  Financial Statements

       The Buyer has no assets and no Liabilities, and since its incorporation the Buyer has not engaged in business of any kind.

6.07.  Absence of Liabilities

       To the knowledge of the Buyer, at the Effective Date the Buyer did not have any Liabilities of any type; and since the Effective Date the Buyer has not incurred or otherwise become subject to any Liabilities except in the Ordinary Course of Business or as contemplated by this Agreement.

6.08.  Compliance with Laws

       The Buyer is and has been in material compliance in all respects with any and all applicable Laws. The Buyer has not received or entered into any citations, complaints, consent orders, compliance schedules, or other similar enforcement orders or received written notice from any Governmental Authority that would indicate that the Buyer is not currently in material compliance with all applicable Laws.

6.09.  Broker's Commissions

       The Buyer has not entered into any agreement or understanding with any person, firm or entity, or become indirectly a party to any agreement for the payment of a commission finder's or broker's fee in connection with this Agreement or the Contemplated Transactions. The Buyer shall indemnify and hold the Seller and the Members harmless for any breach of the representations made in this Section 6.09.

6.10.  Accuracy of Information

       All information provided to the Seller or the Members by the Buyer as an inducement to the Seller and the Members to enter into this Agreement or in compliance with the provisions of this Agreement are accurate and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the information, in light of the circumstances under which they were given, not misleading.

                                       7.
                          Obligations Prior to Closing

7.01.  Operation of Business

       The Seller agrees, that, from the Effective Date through the Closing Date, the Seller shall conduct the Business and its affairs only in the Ordinary Course of Business.

7.02.  Access to Books and Records

       From and after the Effective Date, the Seller shall (a) afford to the officers, employees and representatives of the Buyer full and free access to its Assets, personnel, properties, records and books of account at times and places reasonably acceptable to both the Buyer and the Seller, (b) furnish to such officers, employees and representatives such other information as the Buyer reasonably may request, and (c) authorize its accountants and auditors to permit the Buyer's independent public accountants and representatives to examine records and working papers pertaining to the Seller's financial statements. The Buyer agrees to treat all such material as confidential and not make use of such materials except for the purposes expressed in this Agreement unless such use comes to the public domain through no act or omission of the Buyer.

7.03.  Negative Covenants

       The Seller covenants that from the Effective Date through the Closing Date, without the prior written consent of the Buyer, the Seller will not, except in the Ordinary Course of Business:

       (a) enter into any written or oral Contract of the following types, without the express written consent of the Buyer:

            (i) contracts for the employment or compensation of any Member, manager, officer, director, or individual employee;

            (ii) contracts with any labor union;

            (iii) continuing contracts for the future purchase of inventory materials, supplies, or equipment at a cost of $10,000 or more;

            (iv) continuing contracts for future services;

            (v) distribution or agency contracts, franchise contracts, or advertising commitments;

            (vi) pensions, profit sharing, deferred compensation retirement, stock option, stock purchase plans, health group insurance, or similar plans with respect to officers, directors, employees, or others;

            (vii) leases under which the Seller is lessor or lessee;

            (viii) underwriting agreements or agreements with a broker or finder;

            (ix) consulting agreements;

            (x) contracts for the acquisition of a business or substantially all of the property, assets or stock of a business; or

            (xi) any other contract, agreement, or commitment involving $10,000 or more.

       (b) declare or pay any dividend, or make any distribution of its properties or Assets to the Members, or allow the issuance of any of its securities, except in connection with the exercise or conversion of existing rights;

       (c) discharge or satisfy any lien or encumbrance or pay any obligation or liability except for operating expenses in the Ordinary Course of Business;

       (d) make  any  change  in its  Articles  of  Organization  or  Operating
Agreement;

       (e) issue any membership interests, capital stock or other corporate securities or grant options, warrants or rights of any kind to purchase any of its capital stock or membership interests, except as described in this Agreement;

       (f)  subject  any  of  the  Assets,   tangible  or  intangible,   to  any
Encumbrance;

       (g) make any payment, or contract for payment of any bonus, gratuity or other compensation, or increase the rate or form of compensation payable to any agent or employee, except salary adjustments in the Ordinary Course of Business for employees who are not Members, managers, officers, directors or stockholders of the Seller;

       (h) dispose of any of the Assets;

       (i) incur any indebtedness, except for operating expenses in the Ordinary Course of Business, not allow any Material Adverse Change to be made, nor allow any tax or other liability to be extended by waiver of the statutes of limitation or otherwise;

       (j) make any loan to, borrow any money from, or enter into any contract or understanding with, any Member, manager, officer, director or shareholder of the Seller; or

       (k) enter into any transaction other than in the Ordinary Course of Business.

7.04.  Affirmative Covenants

       The Seller covenants that from the Effective Date through the Closing Date, the Seller will:

       (a) keep the Assets insured consistent with its prior practices in respect thereto, provided, that the Buyer hereby acknowledges that the Seller presently does not own or maintain any insurance with respect to the Assets;

       (b) perform in the normal course of business all of its obligations under contracts, leases and documents relating to or affecting the Business, the Assets or the Seller's properties; and

       (c) use its best efforts to preserve intact the Business and the Seller's organization, agencies and goodwill, to the end that the Buyer shall continue to operate the Assets as a going business as now constituted after the Assets are acquired by the Buyer; provided, that the Buyer hereby acknowledges that neither the Assets nor the Business presently constitute a "going business."

                                       8.
                            Post-Closing Obligations

8.01.  Access to Records

       From and after the Closing Date, the Seller shall (a) permit the Buyer and its employees, agents, officers, accountants, legal counsel and other representatives to have access to the books, records, files, agreements and other information in the possession of the Seller and (b) use its best efforts to permit the Buyer and its employees, agents, officers, accountants, legal counsel and other representatives to have access to the Seller's employees, officers counsel, accountants and representatives; at all times as reasonably requested by the Buyer for the purpose of investigating or defending any claim made against the Assets or Business. The Buyer shall permit the Seller and its agents reasonable access to the Seller's books and records which are a part of the Assets for a period of one year after the Closing for the purpose of preparing the Seller's final tax return.

8.02.  Further Assurances

       Following the Closing, the Seller, the Members and the Buyer each shall execute and deliver such documents, and take such other action as shall be reasonably requested by any other Party to carry out the Contemplated Transactions.

                                       9.
                     Remedies for Breaches of This Agreement

9.01.  Survival of Representations and Warranties

       All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

9.02.  Indemnification Provisions for Benefit of the Buyer

       (a) In the event that the Seller or any Member breaches (or in the event any Third Party alleges facts that, if true, would mean that the Seller or any Member has breached) any of their representations, warranties, and covenants contained herein, then each of the Members agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach or alleged breach.

       (b) Each of the Members agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Seller other than the Assumed Liabilities.

9.03.  Indemnification Provisions for Benefit of the Members

       In the event the Buyer breaches (or in the event any Third Party alleges facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained herein, then the Buyer agrees to indemnify each of the Members from and against the entirety of any Adverse Consequences the Member may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach or alleged breach.

9.04.  Matters Involving Third Parties

       (a) If any Third Party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 9.04, then the Indemnified Party promptly shall notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is prejudiced thereby.

       (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing, within 15 days after the Indemnified Party has given notice of the Third Party Claim, that the Indemnifying Party will indemnify and defend the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim; (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder; (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief,
(iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party; likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party; and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

       (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 9.04(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, which will not be withheld unreasonably; and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, which will not be withheld unreasonably.

       (d) In the event any of the conditions in Section 9.04(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith); (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses); and (iii) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 9.

9.05.  Other Indemnification Provisions

       The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy (including any such remedy arising under any Environmental Law) any Party may have with respect to the Seller or the Contemplated Transactions. Each of the Members hereby agrees that he, she or it will not make any claim for indemnification against the Seller by reason of the fact that he, she or it was a director, officer, employee, or agent of the Seller or was serving at the request of the Seller as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyer against any Member (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

                                      10.
                              Amendment and Waiver

10.01. Assignment and Amendment of Agreement

       This Agreement shall not be assignable by any of the Parties except with the written consent of the others. This Agreement may be amended by written agreement of the Parties and any such amendment may:

       (a) change the time or place for performance of any of the obligations or acts of the Parties, including changes of time and date of the Closing Date or of the place of Closing;

       (b) waive any inaccuracies in or modify the representations contained in this Agreement or in any Exhibits or Schedules hereto or in any documents delivered pursuant hereto; and

       (c) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any obligations of the Parties.

10.02. Waiver

       Any forbearance, failure or delay by any of the Parties hereto to exercise any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder shall not preclude the further exercise thereof and every right, power or remedy of either Party shall continue in full force and effect unless waived specifically by an instrument in writing executed by such Party.

                                      11.
                               General Provisions
11.01. Notices

       All notices, Consents, requests, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been made (x) upon actual receipt, when given by hand or confirmed facsimile or electronic mail transmission, (y) one day after delivery to the carrier, when given by overnight delivery service or (z) two days after mailing, when given by first-class registered or certified mail, postage prepaid, return receipt requested; in any case to the following address, or to such other address as a party, by notice to the other parties given pursuant to this Section 11.01, may designate from time to time:


       (a) If to the Buyer, to:        With a copy to:

           Pure-ific Corporation       Baker, Donelson, Bearman & Caldwell, P.C.
           Attention: President        Attention: David L. Morehous, Esq.
           7327 Oak Ridge Highway,     Riverview Tower, Suite 2200
           Suite B                     900 South Gay Street
           Knoxville, TN 37931         Knoxville, TN 37902
           Facsimile: 865.539.9654     Facsimile: 865.525.8569
           Email:                      Email: dmorehous@bdbc.com

       (b) If to the Seller or to the Members, to:

           Pure-ific, L.L.C.
           Attention: Avid Amiri
           1240 Harvard Avenue
           Salt Lake City, UT 84105
           Facsimile:
           Email:

11.02. Entire Agreement

       This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

11.03. Severability

       The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

11.04. Governing Law; Venue of Actions

       This Agreement shall be governed and construed in accordance with the internal laws of the State of Nevada as applied to contracts made and performed within the State of Nevada, without regard to the principles thereof regarding resolution of conflicts of law.

11.05. Counterparts

       This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                 * remainder of page intentionally left blank *

                                   Signatures

       IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement on and as of the Effective Date.


                                         Pure-ific Corporation, a Nevada
                                         corporation               (the "Buyer")

                                            By: /s/ Timothy C. Scott
                                                --------------------------------
                                            Name: Timothy C. Scott
                                                  ------------------------------
                                            Title: Executive Vice President


                                         Pure-ific, L.L.C., a Utah limited
                                         liability company        (the "Seller")

                                            By: /s/ Avid Amiri
                                                --------------------------------
                                            Name: Avid Amiri
                                                  ------------------------------
                                            Title: Member
                                                   -----------------------------
                                          Avid Amiri, an individual resident
                                              of the State of Utah     ("Amiri")

                                            Signed: /s/ Avid Amiri
                                                    ----------------------------

                                          Daniel Urmann, an individual resident
                                          of the State of Utah        ("Urmann")

                                            Signed: /s/ Daniel Urmann
                                                    ----------------------------

                                                                     Exhibit 2.2
                            Stock Purchase Agreement

       This Stock Purchase Agreement (this "Agreement") is made and entered into as of December 5, 2002 (the "Effective Date") by and among Provectus
Pharmaceuticals, Inc., a Nevada corporation (the "Buyer"); Pure-ific Corporation, a Nevada corporation (the "Company"); and Avid Amiri, an individual resident of the State of Utah ("Amiri"), and Daniel Urmann, an individual resident of the State of Utah ("Urmann" and, with Amiri, the "Stockholders").

                                    Recitals

       A. The Stockholders are the beneficial and record owners of all of the issued and outstanding common shares, par value $.001 per share, of the Company (the "Company Shares").

       B. The Stockholders desire to sell, and Buyer desires to purchase, all of the issued and outstanding shares of Company Stock, for the consideration and on the terms set forth in this Agreement.

       C. It is intended that this transaction be a tax free reorganization as set forth in ss. 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    Agreement

       THEREFORE, in consideration of the Recitals set forth above, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Buyer, the Company and the Stockholders hereby agree as follows:

                                       1.
                          Definitions and Construction

1.01.  Certain Definitions

       For the purposes of this Agreement, the following terms have the following meanings:

       (a) "Accounts Receivable" means (i) all trade accounts receivable and other rights to payment from customers of the Company or the Predecessor and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of the Company or the Predecessor, (ii) all other accounts or notes receivable of the Company or the Predecessor and the full benefit of all security for such accounts or notes and (iii) any claim, remedy or other right related to any of the foregoing.

       (b) "Adverse Consequences" means all Proceedings, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, Encumbrances, losses, expenses and fees, including court costs and attorneys' fees and expenses.

       (c) "Business" means the development, production, marketing and distribution of an antibacterial spray hand cleaner, under the trade name "Pure-ific," as the same has been conducted by the Company and the Predecessor at any time prior to the Effective Date.

       (d) "Business Day" means a day other than Saturday, Sunday or a day on which banks are not open for business.

       (e) "Buyer Share" means one of the Buyer's common shares, par value $.001 per share.

       (f) "Confidential Information" means any and all of the following information of the Company, the Buyer or the Stockholders that has been or may hereafter be disclosed in any form, whether in writing, orally, electronically or otherwise, or otherwise made available by observation, inspection or otherwise by either party (the Buyer on the one hand or the Company and
Stockholders, collectively, on the other hand) or its Representatives (collectively, a "Disclosing Party") to the other party or its Representatives (collectively, a "Receiving Party"):

            (i) all information that is a trade secret under applicable trade secret or other law;

            (ii)  all  information  concerning  product  specifications,   data,
know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer hardware, Software and computer software and database technologies, systems, structures and architectures;

            (iii) all information concerning the business and affairs of the Disclosing Party (which includes historical and current financial statements, financial projections and budgets, tax returns and accountants' materials, historical, current and projected sales, capital spending budgets and plans, business plans, strategic plans, marketing and advertising plans, publications, client and customer lists and files, contracts, the names and backgrounds of key personnel and personnel training techniques and materials, however documented), and all information obtained from review of the Disclosing Party's documents or property or discussions with the Disclosing Party regardless of the form of the communication; and

            (iv) all notes, analyses, compilations, studies, summaries and other material prepared by the Receiving Party to the extent containing or based, in whole or in part, upon any information included in the foregoing.

       (g) "Consent" means any approval, consent, ratification, waiver or other authorization.

       (h) "Contemplated Transactions" means the sale and purchase of the Company Shares, the issuance of the Buyer Shares and the other transactions contemplated by this Agreement and the other Transaction Documents.

       (i)  "Contracts"  means  any and  all  contracts,  agreements  (including consulting agreements), franchises, understandings, arrangements, leases, licenses, registrations, authorizations, easements, servitude, rights of way, mortgages, bonds, notes, guarantees, liens, indebtedness, approvals or other instruments or undertaking to which the Company is a party or to which the Company or the property of the Company is subject or bound.

       (j) "Damages" means any and all damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses and assessments, including all attorneys' fees and costs, and interest accruing on such damages.

       (k) "Database" means any database of information and any and all data contained therein, whether maintained in machine-readable form or otherwise, including the related Programming Code and Documentation.

       (l) "Disclosure Schedule" means the Disclosure Schedule attached hereto and incorporated herein by reference.

       (m) "Documentation" means, with respect to a Software Program, Web Site or Database: (i) the Source Code (with comments), as well as any pertinent commentary or explanation prepared to render such materials understandable and usable by a trained computer programmer; (ii) any programs (including compilers), "workbenches," tools and higher level (or "proprietary") language necessary for the development, maintenance and implementation of the Software Program, Web Site or Database; and (iii) any and all prepared and deliverable materials relating to the Software Program, Web Site or Database, including all notes, flow charts, programmer's or user's manuals.

       (n) "Domain Name" means the Internet address or URL (Uniform Resource Locator) for a particular Web Site.

       (o) "Encumbrance" means any lien (statutory or other), lease, mortgage, pledge, security interest, conditional sales agreement, charge, claim, option, easement, right-of-way, adverse interest or other encumbrance of any kind or nature whatsoever owed to, owned by, accrued to, or in favor of any Person whatsoever.

       (p) "Environmental Laws" means all Laws pertaining to the protection of the environment or of occupational health and safety.

       (q)  "ERISA" means the Employees Retirement Income Security Act of 1974.

       (r) "ERISA Affiliate" means any entity that, together with the Company, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

       (s) "GAAP" means the generally accepted accounting principles of the United States, consistently applied.

       (t) "Governmental Authority" means any:

            (i) nation, state, county, city, town, borough, village, district or other jurisdiction;

            (ii) federal, state, local, municipal, foreign or other government;

            (iii) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

            (iv) multinational organization or body;

            (v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

            (vi) official of any of the foregoing.

       (u) "Governmental Authorizations" means any and all Consents, permits, licenses, registrations, agencies, orders or contracts issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

       (v) "Gross Sales" means actual annual revenues received by the Buyer and the Company (considered on a consolidated basis) following the Closing Date from sales of Pure-ific Products.

       (w) "Hazardous Materials" means any mixture or material containing any pollutant, toxic substance, Hazardous Materials, hazardous substance, hazardous material, oil, petroleum product or by-product, asbestos, lead product, polychlorinated biphenyl, radioactive material, radon or any other material listed, classified or regulated pursuant to an Environmental Law.

       (x) "Intellectual Property" means all:

            (i) trademarks, service marks, trade dress, logos, trade names, and corporate names, together with translations, adaptations, derivations, and combinations thereof and including goodwill associated therewith, and applications, registrations, and renewals in connection therewith;

            (ii) patents, patent applications, and patent disclosures, together with reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and inventions (whether patentable or unpatentable and whether or not reduced to practice) and improvements thereto;

            (iii)   copyrightable   works,    copyrights,    and   applications,
registrations, and renewals in connection therewith;

            (iv) mask works and applications, registrations, and renewals in connection therewith;

            (v) Software Programs and Databases;

            (vi) homes or locations on the World Wide Web and all of the Web pages and text, audio, video and other dynamic and/or static materials associated with such home or location, including Hypertext Markup Language
(HTML), Java, JavaScript, Flash, Structured Query Language (SQL), graphics, "look and feel," related Programming Code and Documentation, and all Domain Names related thereto (collectively, "Web Sites");

            (vii) trade secrets and Confidential Information;

            (viii) other proprietary rights of any kind or nature;

            (ix) moral rights with respect to any of the foregoing; and

            (x) copies and tangible embodiments of any of the foregoing in any form or medium.

       (y) "Inventories" means all inventories of the Company, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by the Company in the production of finished goods.

       (z) "Law" means any local, county, state, federal, foreign or other law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

       (aa) "Liability" means with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

       (bb) "Material Adverse Change" means a material adverse change in the business, prospects, assets or condition, financial or otherwise, of a Person or thing.

       (cc) "Ordinary Course of Business" means the conduct and operation of the Business in the manner in which the Company and the Predecessor have conducted and operated the Business at any time prior to the Effective Date, following usual and ordinary accounting practices, making ordinary accruals, incurring ordinary liabilities and expenditures, and making ordinary commitments for merchandise, insurance, rentals, and other ordinary business.

       (dd) "Parties" means the Buyer, the Company and the Stockholders.

       (ee) "Permitted Encumbrances" means (i) real estate taxes and assessments (general and special) not yet due and payable; (ii) zoning ordinances and municipal land use regulations; (iii) utility distribution line easements serving the Real Property; (iv) the rights of the public in and to any public roads abutting the Real Property; (v) any matters relating to the Assumed Liabilities; and (vi) any easements, restrictions, encumbrances, imperfections of title or other matters of record which would not unreasonably interfere with the use and occupancy of the Real Property by the Buyer following the Closing.

       (ff)  "Person"  means  any  corporation,   limited   liability   company,
partnership, firm, joint venture, individual, association, trust, unincorporated or other entity.

       (gg) "Plan" means any "plan," within the meaning of Section 3(3) of ERISA, of which the Company or any ERISA Affiliate of the Company is or was a "plan sponsor," within the meaning of Section 3(16)(B) of ERISA; or to which the Company or any ERISA Affiliate of the Company otherwise contributed or has contributed; or in which the Company or any ERISA Affiliate of the Company otherwise participates or has participated.

       (hh) "Predecessor" means Pure-ific, L.L.C., a Utah limited liability company.

       (ii) "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

       (jj) "Programming Code" means computer programming code, including (i) the machine-readable form thereof (the "Object Code"); (ii) the human-readable form thereof and related system documentation, including all comments and any procedural code (the "Subject Code"); and (iii) any modifications, revisions or additions to either the Object Code or Source Code, including all new releases, that improve functions, add new functions, improve performance, correct errors, support new releases of operating systems with which computer programming code is designed to operate, support new input/output (I/O) devices or provide any other incidental corrections and updates

       (kk) "Pure-ific Products" means the antibacterial spray hand cleaner developed, produced, marketed and distributed by the Company, prior to the Closing Date, under the trade name "Pure-ific."

       (ll) "Real Property" means (i) all parcels and tracts of land in which the Company has an ownership interest; (ii) all buildings, structures, fixtures and improvements located thereon, including those under construction; and (iii) all privileges, rights, easements, hereditaments and appurtenances belonging to or for the benefit thereof, including all easements appurtenant to and for the benefit of any parcel for, and as the primary means of access between, the parcel and a public way, or for any other use upon which lawful use of the parcel for the purposes for which it is presently being used is dependent, and all rights existing in and to any streets, alleys, passages and other rights-of-way included thereon or adjacent thereto (before or after vacation thereof) and vaults beneath any such streets.

       (mm) "Record" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

       (nn) "SEC" means the United States Securities and Exchange Commission.

       (oo) "Securities Act" means the Securities Act of 1933.

       (pp) "Software Program" means any computer software program, including the related Programming Code and Documentation.

       (qq) "Stockholders" means Amiri and Urmann in their capacities as stockholders of the Company.

       (rr) "Tangible Personal Property" means all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, vehicles and other items of tangible personal property (other than Inventories) of every kind owned or leased by the Company (wherever located and whether or not carried on the Company's books), together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto.

       (ss) "Tax" means any federal, state, local or foreign tax (including excise taxes, value added taxes, occupancy taxes, employment taxes, unemployment taxes, ad valorem taxes, custom duties, transfer taxes, and fees), levy, impost, fee, imposition, assessment or other governmental charge of any nature imposed upon a Person, including all taxes and governmental charges imposed upon any of the personal properties, real properties, tangible or intangible assets, income, receipts, payrolls, transactions, stock transfers, capital stock, net worth or franchises of a Person (including all sales, use, withholding or other taxes which a Person is required to collect and/or pay over to any government), and all related additions to tax, penalties or interest thereon.

       (tt) "Tax Returns" means all returns, reports, information returns, and other documents (including all related and supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection, or administration of any Taxes.

       (uu) "Third Party" means a Person that is not a party to this Agreement.

       (vv) "Transaction Documents" means this Agreement, the Assignment, the Bill of Sale and the Deed of Trust, together with such other agreements, certificates, contracts, documents or instruments as may be necessary or desirable to consummate the Contemplated Transactions.

       (ww) "Warrant" means a warrant evidenced by a Warrant Certificate issued pursuant to the Warrant Agreement and entitling the holder thereof to purchase of one Buyer Share at an exercise price equal to the closing price, on the Business Day prior to the Closing Date, of a Buyer Share on the OTC Bulletin Board.

       (xx) "Warrant Agreement" means the Warrant Agreement dated as of the Effective Date between the Borrower and the Stockholders, in the form attached hereto as Exhibit X, pursuant to which the Borrower agrees to issue the Warrants to the Stockholders.

1.02.  Other Definitions

       Terms defined in other provisions of this Agreement have the meanings given in those provisions.

1.03.  Rules of Interpretation

       (a) Each term defined in the singular form in Section 1.01 or elsewhere in this Agreement means the plural thereof whenever the plural form is used, and each term defined in the plural form means the singular thereof whenever the singular form is used. The use of a pronoun of any gender is applicable to all genders.

       (b) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other certificate, report or document made or delivered pursuant hereto.

       (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

       (d) A reference to any agreement, document or instrument refers to the agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and as permitted herein.

       (e) Except as otherwise specified, a reference to any applicable law refers to the law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and to any rules and regulations promulgated thereunder; and a reference to any section or other provision of any applicable law refers to that provision of the law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of the referenced section or other provision.

       (f) The words "including" and "include" means including without limiting the generality of any description preceding such term, the phrase "may not" is prohibitive and not permissive, and the word "or" is not exclusive.

       (g) All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the Uniform Commercial Code as enacted in the State of Nevada and not specifically defined herein are used herein as defined therein.

       (h) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from but excluding" and the words "to" and "until" each means "to and including."

1.04.  Headings

       The headings preceding the text of the sections of this Agreement and the exhibits hereto are for convenience only and shall not be deemed part of this

Agreement.

1.05.  Construction

       The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

                                       2.
                           Sale and Purchase of Shares

2.01.  Agreement to Sell and Purchase Shares

       On the terms and subject to the conditions of this Agreement, the Buyer agrees to purchase from each of the Stockholders at the Closing, and each of the Stockholders agrees to sell, assign, transfer and deliver to the Buyer and the Closing, all of his, her or its Company Shares, for the consideration specified in Section 2.02 below.

2.02.  Consideration for Purchase

       (a) As consideration for the Company Shares purchased by the Buyer, at the Closing the Buyer shall issue to each Stockholder, on the terms and subject to the conditions of this Agreement, the number of authorized but unissued Buyer Shares set forth below opposite the Stockholder's name:

       Stockholder                              Number of Buyer Shares
       -----------                              ----------------------
       Avid Amiri                                        11,625
       Daniel Urmann                                     13,375

       (b) The number of Buyer Shares to be issued to each Stockholder pursuant to this Section 2.02 shall be subject to adjustment as provided in Section 2.04.

2.03.  Issuance of Warrants

       (a) As additional  consideration  for the Company Shares purchased by the
Buyer,   upon  the  satisfaction  of  satisfaction  of  each  of  the  following conditions:

            (i) $1,000,000 in Gross Sales of Pure-ific Products after the Effective Date by the Buyer and the Company (considered on a consolidated basis); and

            (ii) $5,000,000 in Gross Sales of Pure-ific Products after the Effective Date by the Buyer and the Company (considered on a consolidated basis);

       the Buyer shall issue to each Stockholder, on the terms and subject to the conditions of this Agreement and the Warrant Agreement, the number of Warrants set forth below opposite the Stockholder's name:

       Stockholder                                Number of Warrants
       -----------                                ------------------
       Avid Amiri                                        11,625
       Daniel Urmann                                     13,275

       (b) As additional consideration for the Company Shares purchased by the Buyer, upon the satisfaction of satisfaction of each of the following dates:

            (i) The first anniversary of the Closing Date;

            (ii) The second anniversary of the Closing Date; and

            (iii) The third anniversary of the Closing Date;

            the Buyer shall issue to each Stockholder, on the terms and subject to the conditions of this Agreement and the Warrant Agreement, the number of Warrants set forth below opposite the Stockholder's name:

       Stockholder                                Number of Warrants
       -----------                                ------------------
       Avid Amiri                                       4,650
       Daniel Urmann                                    5,350

       (c) The number of Warrants to be issued to each Stockholder pursuant to this Section 2.03 shall be subject to adjustment as provided in the Warrant Agreement.

2.04.  Adjustment

       If the outstanding Buyer Shares are increased, decreased, changed into or exchanged for a different number of kind of shares or securities of the Buyer through a stock split, stock dividend, reverse stock split or other similar transaction, the number of Buyer Shares issuable pursuant to Section 2.02 shall be adjusted to reflect such transaction No adjustment shall be made in connection with the issuance of Buyer Shares (or securities convertible into or exercisable for Buyer Shares) as a result of a public or private offering, merger or other acquisition, or the exercise of options or warrants.

                                       3.
                                     Closing

3.01.  Time and Place of Closing

       The closing of the Contemplated Transactions (the "Closing") shall take place at 10:00 a.m. on the date which is one Business Day following the satisfaction or waiver of the conditions set forth in Sections 3.02 and 3.03, or on such other date as is mutually agreed between the parties (the "Closing Date"). The Closing shall take place at the offices of Baker, Donelson, Bearman, & Caldwell, P.C., Riverview Tower, Suite 2200, 900 South Gay Street, Knoxville, Tennessee 37902, or such other place as is mutually agreed between the parties. The Closing shall be deemed to have been completed as of 5:00 p.m. on the Closing Date.

3.02.  Conditions Precedent to Obligations of the Stockholders and the Company

       The obligations of the Company and the Stockholders to effect the Closing and to consummate the Contemplated Transactions are subject to, and shall be conditioned upon, the satisfaction of each of the following conditions on or prior to the Closing Date:

       (a) The representations and warranties made by the Buyer in Section 5 of this Agreement shall be correct in all material respects on and as of the Closing Date with the same force and effect (except as affected by the transactions contemplated herein or otherwise approved in writing by the Company and changes occurring after the Effective Date in the ordinary course of the Buyer's business) as though such representations had been made on and as of the Closing Date. The covenants of the Buyer contained herein shall not have been breached in any material respect as of the Closing Date.

       (b) All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Buyer on or before the Closing Date shall have been complied with and performed.

       (c) From the Effective Date to the Closing Date, there shall have been no Material Adverse Change in the Buyer.

       (d) No Consent of any Person or Governmental Authorization from any Governmental Authority not obtained and in effect on the Closing Date shall be required for the consummation of the Contemplated Transactions, and no Proceeding shall be threatened or be pending against the Buyer or the Company which, in the opinion of counsel for the Company, presents a reasonable probability that the Contemplated Transactions would be enjoined or prevented, except as otherwise agreed to in writing by the Company.

       (e) The Buyer shall have delivered or caused to be delivered (or shall have tendered or caused to be tendered, subject only to Closing) to the Company the documents and instruments required by Section 3.05.

3.03.  Conditions Precedent to Obligations of the Buyer

       The obligations of the Buyer to effect the Closing and to consummate the Contemplated Transactions shall be subject to, and be conditioned upon, the satisfaction of each of the following conditions on or prior to the Closing
Date:

       (a) The representations and warranties made by the Company and the Stockholders in Section 4 of this Agreement hereof shall be correct in all material respects on and as of the Closing Date with the same force and effect (except as affected by the transactions contemplated herein or otherwise approved in writing by the Company and changes occurring after the Effective Date in the Ordinary Course of Business) as though such representations had been on and as of the Closing Date; and none of the covenants of the Company contained in Section 6 of this Agreement shall have been breached in any material respect as of the Closing Date.

       (b) All of the terms and conditions of this Agreement to be complied with and performed by the Company or the Stockholders on or before the Closing Date shall have been complied with and performed.

       (c) Since the Financial Statement Date, there shall have been no Material Adverse Change in the condition of the Company, financial or otherwise, from that set forth in the Financial Statements.

       (d) All Consents of any Person or Governmental Authorizations from any Governmental Authority which are required for the transfer of any assets or the consummation of the Contemplated Transactions shall have been obtained and in effect on the Closing Date.

       (e) No Proceeding shall be threatened or be pending against the Buyer or the Company which, in the opinion of counsel for the Buyer, presents a reasonable probability that the Contemplated Transactions or the right of the Buyer to continue the operations of the properties, assets and business of the Company would be enjoined or prevented, except as otherwise agreed to in writing by the Buyer.

       (f) No properties or assets of the Company shall have suffered any destruction or damage by fire, accident or other casualty or act of God not fully covered by insurance or resulting or likely to result in a Material Adverse Change in the Company or its assets or business.

       (g) The Buyer shall have received written evidence in form and substance satisfactory to it of the termination of any and all Encumbrances that encumber any of the assets or other properties of the Company, except as otherwise agreed to in writing by the Buyer.

       (h) All Consents to the assignment of the Contracts shall have been obtained.

       (i) At the Closing Date, there shall exist no violations of any Law materially affecting the assets, properties or business of the Company.

       (j) The Company and the Stockholders shall have delivered or caused to be delivered (or shall have tendered or caused to be tendered, subject only to Closing) to the Buyer the documents and instruments required by Section 3.04.

3.04.  Company's and Stockholders' Performance at Closing

       At or prior to the Closing, the Company and/or the Stockholders shall deliver to the Buyer:

       (a) One or more certificates representing the Company Shares, together with accompanying stock transfer powers or instruments of assignment, duly endorsed in blank by each Stockholder in whose name such certificates are registered;

       (b) Such other deeds, bills of sale, assignments, certificates of title, documents and other instruments of transfer and conveyance as may reasonably be requested by the Buyer, each in form and substance satisfactory to the Buyer and its legal counsel and executed by the Company;

       (c) A good standing certificate regarding the Company, certified by the Secretary of State of Nevada and dated within five Business Days prior to the Closing Date;

       (d) A certificate duly executed by an appropriate officer of the Company to the effect that each of the conditions set forth in Sections 3.03(a), 3.03(b), 3.03(c), 3.03(d), 3.03(e), 3.03(f), 3.03(h), and 3.03(i) of this
Agreement has been satisfied by the Company in all respects;

       (e) A certificate duly executed by each Stockholder to the effect that each of the conditions set forth in Sections 3.03(a) and 3.03(b) of this Agreement has been satisfied by each Stockholder in all respects;

       (f) The resignations, effective as of the Closing, of each director and officer of the Company and its Subsidiaries;

       (g) Evidence satisfactory to the Buyer of the receipt of all Consents required to be received from any Person and all Governmental Authorizations required to be received from any Governmental Authority, including those required for the assumption by the Company of the Contracts;

       (h) Written evidence to the effect that the Company's Stockholders approved this Agreement and the Contemplated Transactions in accordance with Nevada law;

       (i) All books and Records of the Company, including all corporate and other records, minute books, stock record books, stock registers, books of accounts, contracts, agreements and such other documents or certificates as may be requested by the Buyer;

       (j) Satisfactory evidence that the Buyer's designees shall be the only authorized signatories with respect to each of the Company's bank accounts and credit facilities.

3.05.  Buyer's Performance at Closing

       At or prior to Closing, the Buyer shall deliver or cause to be delivered to the Company or the Stockholders, as appropriate, the following:

       (a)  Certificates  representing the Buyer Shares to be issued pursuant to
Section 2.02 hereof, registered in the names of the Stockholders and duly executed by the Buyer;

       (b) A certificate  executed by an officer of the Buyer to the effect that
(i) all of the representations and warranties made by the Buyer in this Agreement are true and correct as of the Closing Date and (ii) none of the covenants made by the Buyer have been breached as of the Closing Date; and

       (c) Written evidence to the effect that the Buyer's Board of Directors approved this Agreement and the Contemplated Transactions.

3.06.  Termination in Absence of Closing

       (a) If by the close of business on December 31, 2002, the Closing has not occurred, then either the Buyer or the Company may thereafter terminate this Agreement by written notice to such effect to the other Parties, without liability of or to any other Party to this Agreement unless the reason for Closing having not occurred is (i) such Party's breach of any of its representations, warranties or covenants or other provision of this Agreement, or (ii) the failure of such Party to perform its obligations hereunder. In such event, the defaulting Party shall be liable to all other Parties for all damages incurred by the non-defaulting Parties, including but not limited to all expenses, costs and attorney fees incurred in due diligence, negotiation and drafting of this Agreement and all Transaction Documents.

       (b) Notwithstanding approval of the transaction by the stockholders and/or the Board of Directors of the Buyer, this Agreement and the transactions contemplated herein may be terminated and abandoned at any time on or prior to the Closing Date by the Buyer if:

            (i) any representation or warranty made herein for the benefit of the Buyer or any certificate, schedule or document furnished to the Buyer pursuant to this Agreement is untrue then or at the time of Closing;

            (ii) The Company shall have defaulted in any respect in the performance of any obligation under this Agreement; or

            (iii) any Material Adverse Change in the Company has occurred.

                                       4.
         Representations and Warranties of the Company and Stockholders

       As a material inducement to the Buyer to enter into this Agreement, the Company and each Stockholder jointly and severally represent and warrant to the Buyer as follows:

4.01.  Organization and Standing

       (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has full corporate and authority to own, manage, lease and hold its assets and to conduct the Business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would cause a Material Adverse Change. Section 4.01 of the Disclosure Schedule contains a complete and accurate list of all jurisdictions in which the Company is qualified to do business as a foreign limited liability company.

       (b) The Company has furnished or made available to the Buyer true and complete copies of its Articles of Incorporation and its Bylaws, both as in effect immediately prior to the Closing. The minute books of the Company that have been delivered to the Buyer for review contain a complete and accurate record of all stockholders of the Company, the number and class of the shares of capital stock owned by each, and all actions of the stockholders and directors of the Company. The minute books of the Predecessor that have been delivered to the Buyer for review contain a complete and accurate record of all members of the Predecessor, the amount and nature of the membership interest held by each member, and all actions of the members.

4.02.  Capitalization

       The authorized capital stock the Company consists of 4,000,000 Company Shares, 1,000 of which are issued and outstanding as of the Effective Date and all of which are owned directly by the Stockholders; and 1,000,000 shares of
Preferred Stock, par value $.001 per share, none of which are issued or outstanding as of the Effective Date. At the Closing, the capital stock of the Company has the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Articles of Incorporation of the Company. Except as provided in this Agreement, (a) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any membership interest in or capital stock of the Company or the Predecessor is authorized or outstanding, (b) neither the Company nor the Predecessor has any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to the Stockholders any evidences of indebtedness or assets of the Company, and (c) neither the Company nor the Predecessor has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any membership interest or capital stock or any interest in either or to pay any dividend or make any other distribution in respect of either. All of the issued and outstanding capital stock of the Company and all of the membership interest in the Predecessor has been offered, issued and sold by the Company and the Predecessor, as the case may be, in compliance with applicable Federal and state securities laws.

4.03.  Subsidiaries, Etc.

       The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

4.04.  Authority for Agreements; No Conflicts

       (a) This Agreement constitutes the legal, valid and binding obligation of the Company and each Stockholder, enforceable against each of them in accordance with its terms. Upon the execution and delivery by the Company and the Stockholders of the Transaction Documents to which any of them are a party, each of the Transaction Documents will constitute the legal, valid and binding obligation of the Company and each of the Stockholders, enforceable against each of them in accordance with its terms. The Company has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to perform its obligations under this Agreement and the Transaction Documents, and such action has been duly authorized by all necessary action by the Company's members. Each Stockholder has all necessary legal capacity to enter into this Agreement and the Transaction Documents to which he or she is a party and to perform his or her obligations hereunder and thereunder.

       (b) The execution of and compliance with the provisions of the Transaction Documents and the performance of the Contemplated Transactions by the Company and each Stockholder will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, (i) the Articles of Incorporation or Bylaws of the Company; (ii) any Contract, except as set forth in Section 4.04 of the Disclosure Schedule; (iii) any contract, lease, agreement or other instrument to which any Stockholder is a party or by which they or any of their properties is bound; (iv) or any decree, judgment, order, statute, rule or regulation applicable to the Company or any Stockholder.

4.05.  Governmental Authorizations

       (a) Except as set forth in Section 4.05 of the Disclosure Schedule, no Governmental Authorization of or from any Governmental Authority is required on the part of the Company or any Stockholder in connection with the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions.

       (b) The Company has all Governmental Authorizations necessary to construct, own, operate, use and/or maintain the assets and the Business in all locations where the Company conducts the Business. Such Governmental Authorizations are valid and subsisting and all fees required to be paid thereon have been paid. No proceeding is pending or threatened to modify, suspend, revoke, withdraw, terminate or otherwise limit any Governmental Authorization which could materially adversely affect the ability of the Buyer to own, operate or use the assets or conduct the Business after the Closing Date as the Business has been operated by the Company or the Predecessor prior to the Effective Date.

4.06.  Litigation

       Except as set forth in Section 4.06 of the Disclosure Schedule, there is no Proceeding pending or threatened against the Company, the Predecessor or any Stockholder which questions the validity of this Agreement or the right of the Company or any Stockholder to enter into it, or which might cause, either individually or in the aggregate, a Material Adverse Change.

4.07.  Financial Statements

       Since the date of its incorporation, the Company has not engaged in business of any kind, including the Business.

4.08.  Absence of Material Changes

       From January 1, 2000 to the Effective Date, neither the Company nor the Predecessor has:

       (a) issued any capital stock or membership interests or other securities or granted any option or other right to any Person for the acquisition of capital stock of the Company or membership interest in the Predecessor;

       (b) incurred any Liabilities except Liabilities entered into in the Ordinary Course of Business;

       (c) discharged or satisfied any Encumbrance or paid any Liability other than Liabilities referred to in Section 4.08(b);

       (d) declared or made any payment or distribution to the Stockholders or purchased or redeemed any portion of the capital stock of the Company or membership interest in the Predecessor;

       (e) mortgaged, pledged, or subjected to any Encumbrance any of their assets, tangible or intangible, other than Encumbrances created by Law for taxes not yet due or which are being contested in good faith by appropriate proceedings;

       (f) sold or transferred any of their tangible assets or cancelled any debts or claims, except in each case in the Ordinary Course of Business;

       (g) sold, assigned, or transferred any Intellectual Property;

       (h) suffered any material operating or extraordinary loss or waived any right of substantial value;

       (i) made any loan to, borrowed money from, or entered into any contract or understanding with, any employee, officer, director, manager, member or shareholder of the Company or the Predecessor;

       (j) made any payment or contracted for payment for any bonus, gratuity, or other compensation to employees other than wages and salaries in effect as of the Financial Statement Date, except wage and salary adjustments made in the Ordinary Course of Business for employees who are not officers or directors of the Company or the Predecessor;

       (k) had any union or labor difficulties or work stoppage;

       (l) entered into any transaction other than in the Ordinary Course of Business;

       (m) entered into any leases of real or personal property;

       (n) received any notice of termination of any Contract which in the aggregate would have a material adverse effect on the Company, the Predecessor or the Business; or

       (o) entered into any Contracts for which the Company will incur a loss from the provision of services.

4.09.  Liabilities

       The Company shall provide a list of all Liabilities of the Company as of the Closing Date which shall be certified as true and correct by the Company and shall be incorporated into Section 4.09 of the Disclosure Schedule. The Company does not owe any amount to, or have any contract with, or commitment to, any of the Stockholders or any of its or the Predecessor's present or former stockholders, members, directors, officers, employees or consultants, and none of such persons owe any amounts to the Company.

4.10.  Taxes

       The provision made by the Company for Taxes is sufficient in all material respects for payment of all accrued and unpaid Federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company and the Predecessor have filed or have obtained presently effective extensions with respect to all Tax Returns which are required to be filed by either of them, such filed returns are true and correct and all Taxes shown thereon to be due have been timely paid with exceptions not material to the Company or the Predecessor. Federal Tax Returns of the Company and of the Predecessor have not been audited by the Internal Revenue Service, and no controversy with respect to Taxes of any type is pending or threatened.

4.11.  Inventories

       As of the Effective Date, the Company holds no Inventories of any kind whatsoever.

4.12.  Real Property

       As of the Effective Date, the Company neither owns nor has any other interest in any Real Property of any kind whatsoever.

4.13.  Tangible Personal Property

       As of the Effective Date, the Company neither owns nor has any other interest in any Tangible Personal Property of any kind whatsoever.

4.14.  Intellectual Property

       (a) Section 4.14(a) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(x)(i) of this Agreement used by the Company (the "Marks"). All Marks have been registered with the United States Patent and Trademark Office, are currently in compliance with all formal Laws (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation or cancellation Proceeding and no such action is threatened with respect to any of the Marks. There is no potentially interfering trademark or trademark application of any other Person. No Mark is infringed or has been challenged or threatened in any way. None of the Marks used by the Company infringes or is alleged to infringe any trade name, trademark or service mark of any Third Party. All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

       (b) Section 4.14(b) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(x)(ii) of this Agreement used by the Company (the "Patents"). All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition Proceeding. There is no potentially interfering patent or patent application of any Third Party. Except as set forth in Section 4.14(b) of the Disclosure Schedule, (i) no Patent is infringed or has been challenged or threatened in any way and (ii) none of the products manufactured or sold, nor any process or know-how used, by the Company infringes or is alleged to infringe any patent or other proprietary right of any Third Party. All products made, used or sold under the Patents have been marked with the proper patent notice.

       (c) Section 4.14(c) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(x)(iii) of this Agreement used by the Company in conducting the Business (the "Copyrights"). All of the registered Copyrights are currently in compliance with formal Laws, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Copyright is infringed or has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any Third Party or is a derivative work based upon the work of any Third Party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

       (d) Section 4.14(d) of the Disclosure Schedule contains a complete and accurate list and summary description of each item of Intellectual Property described in Section 1.01(x)(iv) of this Agreement used by the Company in conducting the Business (the "Mask Works"). All of the Mask Works are currently in compliance with formal Laws, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. No Mask Work is infringed or has been challenged or threatened in any way. No Mask Work infringes or is alleged to infringe any right of any Third Party or is based upon the work of any Third Party. All products encompassed by or made, used or sold using Mask Works have been marked with the proper notices.

       (e) Section 4.14(e) of the Disclosure Schedule contains a complete and accurate list and summary description of (i) each Software Program used by the Company in conducting the Business (the "Acquired Software") and (ii) each
Database used by the Company in conducting the Business (the "Acquired Databases").

       (f) Section 4.14(f) of the Disclosure Schedule contains a complete and accurate list and summary description of all Web Sites used by the Company in conducting the Business (the "Business Web Sites"). With respect to the Domain Names relating to the Business Web Sites:

            (i) All Domain Names have been registered in the name of the Company and are in compliance with all formal Laws.

            (ii) No Domain Name has been or is now involved in any dispute, opposition, invalidation or cancellation Proceeding, and no such action is threatened with respect to any Domain Name.

            (iii) There is no domain name application pending of any other person which would or would potentially interfere with or infringe any Domain Name included therein.

            (iv) No Domain Name is infringed or has been challenged, interfered with or threatened in any way.

            (v) No Domain Name infringes, interferes with or is alleged to interfere with or infringe the trademark, copyright or domain name of any other Person.

       (g) Section 4.14(g) of the Disclosure Schedule sets forth a complete list of all Software Programs developed by one or more Third Parties and used by Company in connection with the Business (the "Third Party Software Programs"). Pursuant to one or more Licenses (as defined below), the Company has the right and license to use each Third Party Software Program in the manner in which the Company currently is using such Third Party Software Program (including incorporation into Business Web Sites, Acquired Software or Acquired Databases where applicable), and all use of each Third Party Software Program by the Company has been in full compliance with the applicable License or Licenses. Any and all Consents to the assignment of any License which may be required to consummate the Contemplated Transactions shall be obtained prior to or on the Closing Date.

       (h) The Marks, the Patents, the Copyrights, the Mask Works, the Acquired Software, the Acquired Databases and the Business Web Sites (collectively, the "Intellectual Property Assets") are all those necessary for the operation of the Business as it is has been conducted by the Company at any time prior to the Effective Date. The Company is the owner (or the licensee under a License) of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Encumbrances, and has the right to use all of the

Intellectual Property Assets without payment to a Third Party, other than in respect of Licenses. Immediately subsequent to the Closing, the rights in and to the Intellectual Property Assets will be owned by the Buyer on terms and subject to conditions identical to those prevailing for the Company as of the Effective Date.

       (i) Section 4.14(i) of the Disclosure Schedule sets forth the form and placement of the proprietary legends and copyright notices displayed in or on the Intellectual Property Assets. In no instance has the eligibility of the Intellectual Property Assets for protection under applicable Laws relating to Intellectual Property been forfeited to the public domain by omission of any required notice or any other action.

       (j) Section 4.14(j) of the Disclosure Schedule identifies each document, instrument or other notification made available to users of the Business Web Sites governing the terms and conditions on which such users have accessed the Business Web Site, including the Company's privacy policies, terms and conditions of use and terms and conditions of sale (the "Web Site Documents"), and the periods during which each Web Site Document was in force. The Company previously has made available to the Buyer a copy of each Web Site Document.

       (k) The Company has enforced the trade secret protection program set forth in Section 4.14(k) of the Disclosure Schedule as it relates to the Intellectual Property, and there has been no violation of such program by any person or entity. The Documentation relating to the Web Sites, the Software Programs, the Databases and the Third Party Software Programs incorporated into any of them (except for end user manuals and other items generally delivered to end users), (i) has at all times been maintained in strict confidence, (ii) has been disclosed by the Company only to employees having a "need to know" the contents thereof in connection with the performance of their duties to the Company and (iii) has not been disclosed to any Third Party.

       (l) All personnel, including employees, agents, consultants, and contractors, who have contributed to or participated in the conception and development of Business Web Sites, the Acquired Software or the Acquired
Databases have executed nondisclosure agreements substantially in the form included in Section 4.14(l) of the Disclosure Schedule, and either (i) have been party to a written agreement with the Company that has accorded the Company full, effective, exclusive and original ownership of all Intellectual Property or (ii) have executed appropriate instruments of assignment in favor of the Company as assignee that have conveyed to the Company full, effective and exclusive ownership of all Intellectual Property. Section 4.14(l) of the Disclosure Schedule sets forth a complete list of each such nondisclosure agreement, written agreement as to ownership of Intellectual Property or instrument of assignment.

       (m) The Acquired Software and the Acquired Databases will perform in accordance with the warranties set forth in the Company's licenses to, or agreements with, the end users.

       (n) The use of the Business Web Sites, the Acquired Software and the Acquired Databases and the license, sale or lease of the Acquired Software or the Acquired Databases, or of any part thereof, or of any copy, or of any part thereof, do not and will not infringe on, misappropriate, or contribute to the infringement of, any copyright, trade secret, patents or any other exclusionary right, of any Third Party in either the United States or any foreign country. No Person has asserted against the Company a claim that the use, license, sale or lease of any of Business Web Sites, the Acquired Software, the Acquired Databases or the Third Party Software Programs, or any part of any of them, infringes, misappropriates or contributes to the infringement of any patent claim, copyright or trade secret right of any Third Party in either the United States or any foreign country, and to the Company's knowledge there is no basis for any such claim.

       (o) Except with respect to demonstration or trial copies, no portion of any Business Web Site, Acquired Software or Acquired Database contains or will contain any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" or other software routines or hardware components designed to
(i) permit unauthorized access, (ii) disable or erase software, hardware, or data or (iii) perform any other such similar actions.

       (p) Section 4.14(p) of the Disclosure Schedule sets forth a complete list of all licenses, sublicenses, agreements, and permissions, as amended to the Effective Date, as to any Intellectual Property, including Third Party Software Programs, licensed or sublicensed to the Company by any Third Party (collectively, the "Licenses"), and the Company has made available to the Buyer correct and complete copies of all such Licenses. With respect to each License:

            (i) The License is legal, valid, binding, enforceable and in full force and effect, and will continue to be legal, valid, binding, enforceable, and in full force and effect immediately after the Closing on terms and subject to conditions identical to those prevailing for the Company as of the Effective Date;

            (ii) no party to the License is in breach or default and no event has occurred which with notice or lapse or time would constitute a breach or default under the License or permit termination, modification, or acceleration of the License;

            (iii) no underlying item of the Intellectual Property covered by the License is subject to any outstanding judgment, order, decree, stipulation, injunction, or charge;

            (iv) no Proceeding is pending or is threatened which challenges the legality, validity, or enforceability of any underlying item of the Intellectual Property covered by the License; and

            (v) The Company has not granted any sublicense or similar right with respect to any License.

4.15.  Insurance

       As of the Effective Date, the Seller neither owns nor maintains any insurance policies of any kind whatsoever.

4.16.  Contracts and Commitments

       (a) Section 4.16 of the Disclosure Schedule contains a complete list of the Contracts, true and correct copies of each of which have been delivered or made available to the Buyer. All of the Contracts are valid, binding and in full force and effect and are enforceable in accordance with their terms against all other parties to such Contracts. The Company and the Predecessor have performed all obligations required to be performed by either of them to date and are not in default in any material respect under any Contract to which either of them is a party. None of the Contracts were arrived at or otherwise reflect less than arms' length negotiations or bargaining.

       (b) Except as set forth in Section 4.16 of the Disclosure Schedule, the Company is not a party to any written or oral commitments of the following types:

            (i) contracts for employment or compensation of any officer or individual employee, not terminable without further liability on 90 days' notice;

            (ii) contracts with any labor union;

            (iii) continuing contracts for the future purchase of materials, supplies, or equipment, at a cost of $10,000 or more, or to be delivered on more than 90 days' notice;

            (iv) continuing contracts for the future provision of services;

            (v) distribution or agency contracts, franchise contracts, or advertising commitments, which cannot be terminated without further liability to the Company upon no more than 90 days' notice;

            (vi) pension, profit sharing, deferred compensation, retirement or stock option or stock purchase plans in effect with respect to officers, employees or others;

            (vii) leases under which it is lessor or lessee;

            (viii) underwriting agreements or agreements with a broker or finder;

            (ix) consulting agreements;

            (x) contracts for the acquisition of a business, or substantially all of the property, assets or stock of a business under which there are any continuing or unperformed obligations on the part of the Company; or

            (xi) any other contract, agreement or commitment involving $10,000 or more which is not terminable without further liability to the Company upon no more than 90 days' notice.

4.17.  Banking Information

       As of the Effective Date, the Company does not own or maintain any bank accounts or credit facilities of any kind whatsoever.

4.18.  Accounts Receivable


       As of the Effective Date, the Company has no Accounts Receivable of any kind whatsoever.

4.19.  Compliance with Laws

       Except as set forth in Section 4.19 of the Disclosure Schedule, the Company is, and the Company and the Predecessor have been, in compliance in all respects with any and all applicable Laws. Neither the Company nor the Predecessor has not received or entered into any citation, complaints, consent order compliance schedules or other similar enforcement order or received written notice from any governmental authority that would indicate that the Company is not currently in compliance with all such Laws.

4.20.  Environmental Compliance

       (a) Except as set forth in Section  4.20,  neither  the  Company  nor the
Predecessor:

            (i) Ever has violated, and the Company presently is in compliance with, all Environmental Laws applicable to the Business;

            (ii) Has generated, manufactured, refined, transported, treated, stored, handled, disposed of, transferred, produced or processed any Hazardous Materials or any solid waste;

            (iii) Has any knowledge of the release or threat of release of any Hazardous Materials from its products or from any of its currently or formerly owned, operated or managed properties or facilities;

            (iv) Has: (A) entered into or been subject to any consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter relating to the Business or any of its currently or formerly owned, operated or managed properties or facilities, (B) received notice under the citizen suit provision of any Environmental Law in connection with the Business or any of its currently or formerly owned, operated or managed properties or facilities, (C) received any written request for information, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter relating to the Business or any of its properties or facilities or been subject to any governmental or citizen enforcement action with respect to any environmental or health and safety matter relating to the Business or any of its properties or facilities, and has no knowledge that any matters described in clauses (A)-(D) above will be forthcoming; in any such case as would have or reasonably be expected to have a material adverse change on the Company or its operations.

       (b) No lien has been imposed on any of the properties or facilities of the Company by any governmental agency at the federal, state, local or foreign level in connection with the presence of any Hazardous Materials.

4.21.  Employees

       As of the Effective Date, the Company has no managers, employees or contractors other than the Stockholders. Since the incorporation of the Company, the Company has not incurred any obligation to pay any amount of compensation, including salary or bonus, to any Stockholder.

4.22.  ERISA

       Neither the Company nor any ERISA Affiliate has ever maintained, sponsored, contributed to or incurred any liability under any Plan subject to
Section 412 of the Code or Title IV of ERISA. Neither the Company nor any ERISA Affiliate has ever incurred any obligation to contribute to or any liability under any "multi-employer plan" within the meaning of Section 4001(a)(3) of ERISA or ever participated in any "multiple employer plan" within the meaning of
Section 413(c) of the Code. The written terms of each Plan are, and the Plans have been administered, in compliance with the requirements of ERISA, and, where applicable, Section 401 of the Code. There are not now, nor have there been, any transactions involving any Plan which is prohibited under ERISA or the Code. As of the Effective Date, there are no pending or threatened claims by or on behalf of any Plan or by any employee of the Company alleging a breach or breaches of fiduciary duties or violations of other applicable state or federal law which could result in liability on the part of the Company or any Plan under ERISA or any other law, nor is there any basis for such a claim. All returns, reports, disclosure statements and premium payments required to be made under ERISA and the Code with respect to the Plans have been timely filed or delivered. Each Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service covering all amendments required to be adopted to date, and there are no circumstances which exist that are reasonably likely to adversely affect the tax-qualified status of such Plan or result in the revocation of such letter. The Company and each ERISA Affiliate have made all contributions and payments required to be made to each Plan within the time prescribed by law or, if earlier, the terms of the Plan.

4.23.  Inspection of Records

       To the best of the Stockholders' ability, the Company has made, or will make, available for inspection to the Buyer full and complete information concerning the Company's customers, suppliers, vendors, referral sources, consultants and all aspects of the Business, including complete copies of any customer, vendor, consulting, management and supplier contracts.

4.24.  Brokers' Commissions

       The Company has not entered into any agreement or understanding with any person, firm or entity to become indirectly a party to any agreement, for the payment or any commission, finders or brokerage fee in connection with this Agreement and the transaction contemplated hereof. The Company hereby agrees to indemnify and hold the Buyer harmless for any breach of the representations made in this Section 4.24.

4.25.  Accuracy of Information

       All information provided to the Buyer by the Company or the Stockholders as an inducement to the Buyer to enter into this Agreement or in compliance with the provisions of this Agreement are accurate and complete and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in the light of the circumstances under which they were made, not misleading.

4.26.  Acquisition of the Buyer Shares

       (a) Each Stockholder is acquiring the Buyer Shares for his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and no Stockholder has any present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

       (b) The Stockholders have reviewed carefully the representations concerning the Buyer contained in this Agreement, have made detailed inquiry concerning the Buyer, its business and its personnel; the officers of the Buyer have made available to the Stockholders any and all written information which they have requested and have answered to each Stockholder's satisfaction all inquiries made by any Stockholder; and each Stockholder has sufficient knowledge and experience in investing in companies similar to the Buyer so as to be able to evaluate the risks and merits of its investment in the Buyer and are able financially to bear the risks thereof.

                                       5.
                   Representations and Warranties of the Buyer

       As a material inducement to the Company and the Stockholders to enter into this Agreement, the Buyer represents and warrants to the Company and Stockholders as follows:

5.01.  Organization

       The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has full corporate power to conduct the Business as now conducted and as to be conducted following the Closing. The Buyer is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required or will be required by virtue of the Buyer's purchase and operation of the Assets.

5.02.  Capitalization

       The authorized capital stock of Buyer consists of 100,000,000 Buyer Shares, of which 8,445,763 shares are issued and outstanding as of the Effective Date. The Buyer Shares to be issued pursuant to Section 2.02 of this Agreement, upon issuance, will be duly authorized, validly issued, fully paid and nonassessable common shares of the Buyer.

5.03.  Authority for Agreements

       The execution and delivery of and performance under the Transaction Documents and the consummation of the Contemplated Transactions by the Buyer have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by the Buyer and constitute valid and binding obligations of the Buyer enforceable in accordance with their respective terms. The execution of and compliance with the provisions of the Transaction Documents and the performance of the Contemplated Transactions by the Buyer will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Charter or Bylaws of the Buyer or any material indenture, lease, agreement or other instrument to which the Buyer is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Buyer.

5.04.  Governmental Authorizations

       No Governmental Authorization of or from any Governmental Authority is required on the part of the Buyer in connection with the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions, including the offer, issuance, sale and delivery of the Buyer Shares, except such filings as shall have been made prior to and shall be effective on and as of the Closing (other than filings required to be made after the Closing under applicable federal and state securities laws, which filings will be made in accordance with such laws). Based in relevant part on the representations made by the Company and the Stockholders in Section 5 of this Agreement, the offer and sale of the Buyer Shares to the Company and the Stockholders will be in compliance with applicable Federal and state securities laws.

5.05.  Litigation

       There is no Proceeding, pending, or, to the Buyer's knowledge, any threat thereof, against the Buyer, which questions the validity of this Agreement or the right of the Buyer to enter into it, or which might cause, either individually or in the aggregate, a Material Adverse Change in the Buyer.

5.06.  Financial Statements and Reports; Absence of Liabilities

       (a) The Buyer previously has delivered to each Stockholder a copy of the following periodic reports and statements filed by the Buyer with the SEC (collectively, the "Buyer Reports"):

            (i) The Buyer's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the SEC on April 17, 2002;

            (ii) The Buyer's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2002, as filed with the SEC on May 21, 2002;

            (iii) The Buyer's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2002, as filed with the SEC on August 14, 2002, as amended by filings on Form 10-QSB/A filed with the SEC on August 15, 2002 and September 3, 2002;

            (iv) The Buyer's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2002 (the "Financial Reporting Date"), as filed with the SEC on November 15, 2002;

            (v) The Buyer's Current Report on Form 8-K dated April 23, 2002, as filed with the SEC on April 24, 2002, as amended by a filing on Form 8-K/A filed with the SEC on May 29, 2002;

            (vi) The Buyer's Current Report on Form 8-K dated August 7, 2002, as filed with the SEC on August 20, 2002; and

            (vii) The Buyer's Current Report on Form 8-K dated November 19, 2002, as filed with the SEC on November 27, 2002.

       (b) Since the Financial Reporting Date, the Company has not incurred or otherwise become subject to any Liabilities not set forth in the financial statements set forth in the Buyer Reports except in the Ordinary Course of Business or as contemplated by this Agreement.

5.07.  Compliance with Laws

       The Buyer is and has been in material compliance in all respects with any and all Laws applicable to the Buyer. The Buyer has not received or entered into any citations, complaints, consent orders, compliance schedules, or other similar enforcement orders or received written notice from any Governmental Authority that would indicate that the Buyer is not currently in material compliance with all applicable Laws.

5.08.  Broker's Commissions

       The Buyer has not entered into any agreement or understanding with any person, firm or entity, or become indirectly a party to any agreement for the payment of a commission finder's or broker's fee in connection with this Agreement and the transaction contemplated hereby. The Buyer shall indemnify and hold the Company and the Stockholders harmless for any breach of the representations made in this Section 5.08.

5.09.  Accuracy of Information

       All information provided to the Company or the Stockholders by the Buyer as an inducement to the Company and the Stockholders to enter into this Agreement or in compliance with the provisions of this Agreement are accurate and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the information, in light of the circumstances under which they were given, not misleading.

                                       6.
                          Obligations Prior to Closing

6.01.  Operation of Business

       The Company  agrees,  that,  from the Effective  Date through the Closing
Date, the Company shall conduct the Business and its affairs only in the Ordinary Course of Business.

6.02.  Access to Books and Records

       From and after the Effective Date, the Company shall (a) afford to the officers, employees and representatives of the Buyer full and free access to its Assets, personnel, properties, records and books of account at times and places reasonably acceptable to the Buyer and the Company, (b) furnish to such officers, employees and representatives such other information as the Buyer reasonably may request, and (c) authorize its accountants and auditors to permit the Buyer's independent public accountants and representatives to examine records and working papers pertaining to the Company's financial statements. The Buyer agrees to treat all such material as confidential and not make use of such materials except for the purposes expressed in this Agreement unless such use comes to the public domain through no act or omission of the Buyer.

6.03.  Negative Covenants

       The Company covenants that from the Effective Date through the Closing Date, without the prior written consent of the Buyer, the Company will not, except in the Ordinary Course of Business:

       (a) enter into any written or oral Contract of the following types, without the express written consent of the Buyer:

            (i) contracts for the employment or compensation of any Stockholder, manager, officer, director, or individual employee;

            (ii) contracts with any labor union;

            (iii) continuing contracts for the future purchase of inventory materials, supplies, or equipment at a cost of $10,000 or more;

            (iv) continuing contracts for future services;

            (v) distribution or agency contracts, franchise contracts, or advertising commitments;

            (vi) pensions, profit sharing, deferred compensation retirement, stock option, stock purchase plans, health group insurance, or similar plans with respect to officers, directors, employees, or others;

            (vii) leases under which the Company is lessor or lessee;

            (viii) underwriting agreements or agreements with a broker or finder;

            (ix) consulting agreements;

            (x) contracts for the acquisition of a business or substantially all of the property, assets or stock of a business; or

            (xi) any other contract, agreement, or commitment involving $10,000 or more.

       (b) declare or pay any dividend, or make any distribution of its properties or assets to the Stockholders, or allow the issuance of any of its securities, except in connection with the exercise or conversion of existing rights;

       (c) discharge or satisfy any lien or encumbrance or pay any obligation or liability except for operating expenses in the Ordinary Course of Business;

       (d)  make any change in its Articles of Incorporation or Bylaws;

       (e) issue any capital stock or other corporate securities or grant options, warrants or rights of any kind to purchase any of its capital stock or membership interests, except as described in this Agreement;

       (f)  subject  any  of  its  assets,   tangible  or  intangible,   to  any
Encumbrance;

       (g) make any payment, or contract for payment of any bonus, gratuity or other compensation, or increase the rate or form of compensation payable to any agent or employee, except salary adjustments in the Ordinary Course of Business for employees who are not Stockholders, managers, officers or directors of the Company;

       (h) dispose of any of its properties or assets except in the Ordinary Course of Business;

       (i) incur any indebtedness, except for operating expenses in the Ordinary Course of Business, not allow any Material Adverse Change to be made, nor allow any tax or other liability to be extended by waiver of the statutes of limitation or otherwise;

       (j) make any loan to, borrow any money from, or enter into any contract or understanding with, any Stockholder, manager, officer or director of the Company; or

       (k) enter into any transaction other than in the Ordinary Course of Business.

6.04. Affirmative Covenants

       The Company covenants that from the Effective Date through the Closing Date, the Company will:

       (a) keep its property and assets insured consistent with its prior practices in respect thereto;

       (b) perform in the normal course of business all of its obligations under contracts, leases and documents relating to or affecting the Business and its assets and properties; and

       (c) use its best efforts to preserve intact the Business and the Company's organization, agencies and goodwill, to the end that the Buyer shall continue to operate the Business as a going business as now constituted after the Company Shares are acquired by the Buyer.

                                       7.
                            Post-Closing Obligations

7.01.  Access to Records

       From and after the Closing Date, the Stockholders shall (a) permit the Buyer and its employees, agents, officers, accountants, legal counsel and other representatives to have access to the books, records, files, agreements and other information in the possession of the Stockholders or the Predecessor and
(b) use their best efforts to permit the Buyer and its employees, agents, officers, accountants, legal counsel and other representatives to have access to the employees, officers counsel, accountants and representatives of the Stockholders or the Predecessor; at all times as reasonably requested by the Buyer for the purpose of investigating or defending any claim made against the Business. The Buyer shall permit the Stockholders and their agents reasonable access to the books and records of the Company for a period of one year after the Closing for the purpose of preparing the Company's final tax return.

7.02.  Further Assurances

       Following the Closing, the Stockholders and the Buyer each shall execute and deliver such documents, and take such other action as shall be reasonably requested by any other Party to carry out the Contemplated Transactions.

7.03.  Transfer of Buyer Shares

       (a) Neither the Buyer Shares issued pursuant to Section 2.02 of this Agreement, nor any other shares of capital stock of the Buyer issued in respect of such Buyer Shares as a result of splits, dividends, reclassifications, recapitalizations, or similar events (collectively, the "Restricted Securities"), may be offered or sold except (i) pursuant to an effective registration statement under the Securities Act or (ii) if the Company first shall have been furnished with an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

       (b) Except as provided in Section 7.03(c) of this Agreement, each certificate representing Restricted Securities issued to a Stockholder shall bear the following legend (the "Private Placement Legend") on the face thereof:

       the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securites are registered under the Securities Act or an opinion of counsel or other evidence, in either case reasonably satisfactory to the Company, is obtained to the effect that such registration is not required.

       (c) Notwithstanding the provisions of Section 7.03(a) of this Agreement, no registration or opinion of counsel shall be required for (i) a transfer without payment of value by a Holder which is a partnership or a limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, member, retired partner or retired member, if the transferee agrees in writing to be subject to the terms of this Section 7.03 to the same extent as if he, she or it were an original party hereto; or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

       (d) Upon the transfer, exchange or replacement of Restricted Securities bearing the Private Placement Legend, the Company shall deliver only Restricted Securities, as applicable, that bear the Private Placement Legend, unless: (i) such transfer or exchange is effected pursuant to an effective registration statement under the Securities Act; or (ii) in the case of Buyer Shares, such Buyer Shares were acquired pursuant to an effective registration statement under the Securities Act; or (iii) there is delivered to the Company an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

       (e) By its acceptance of any certificate representing Restricted Securities and bearing the Private Placement Legend, each Stockholder acknowledges the restrictions on transfer of the Restricted Securities set forth in this Section 7.03 and agrees that it shall transfer such Restricted Securities only as provided in this Section 7.03.

                                       8.
                     Remedies for Breaches of This Agreement

8.01.  Survival of Representations and Warranties

       All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

8.02.  Indemnification Provisions for Benefit of the Buyer

       (a) In the event that the Company or any Stockholder breaches (or in the event any Third Party alleges facts that, if true, would mean that the Company or any Stockholder has breached) any of their representations, warranties, and covenants contained herein, then each of the Stockholders agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach or alleged breach.

       (b) Each of the Stockholders agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company (i) for any Taxes of the Company or the Predecessor with respect to any Tax year or portion thereof ending on or before the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with Section 9.03)) of this Agreement to the portion of such period beginning before and ending on the Closing Date), to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the Financial Statements (rather than in any notes thereto), and (ii) for the unpaid Taxes of any Person (other than any of the Company or the Predecessor) under Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

8.03.  Indemnification Provisions for Benefit of the Stockholders

       In the event the Buyer breaches (or in the event any Third Party alleges facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained herein, then the Buyer agrees to indemnify each of the Stockholders from and against the entirety of any Adverse Consequences the Stockholder may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach or alleged breach.

8.04.  Matters Involving Third Parties

       (a) If any Third Party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 8, then the Indemnified Party promptly shall notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is prejudiced thereby.

       (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing, within 15 days after the Indemnified Party has given notice of the Third Party Claim, that the Indemnifying Party will indemnify and defend the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim; (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder; (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief,
(iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party; likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party; and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

       (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8.04(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, which will not be withheld unreasonably; and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, which will not be withheld unreasonably.

       (d) In the event any of the conditions in Section 8.04(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith); (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses); and (iii) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

8.05.  Other Indemnification Provisions

       The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy (including any such remedy arising under any Environmental Law) any Party may have with respect to the Company or the Contemplated Transactions. Each of the Stockholders hereby agrees that he, she or it will not make any claim for indemnification against the Company by reason of the fact that he, she or it was a director, officer, employee, or agent of the Company or was serving at the request of the Company as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyer against any Stockholder (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

                                       9.
                                   Tax Matters

       The following provisions shall govern the allocation of responsibility as between the Buyer and the Stockholders for certain tax matters following the Closing Date:

9.01.  Tax Periods Ending on or Before the Closing Date

       The Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company or the Predecessor for all periods ending on or prior to the Closing Date which are filed after the Closing Date. The Buyer shall permit the Stockholders to review and comment on each such Tax Return described in the preceding sentence prior to filing. The Stockholders shall reimburse the Buyer for Taxes of the Company or the Predecessor with respect to such periods within 15 days after payment by the Buyer or the Company of such Taxes to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the Financial Statements.

9.02.  Tax Periods Beginning Before and Ending After the Closing Date

       The Buyer shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company or the Predecessor for Tax periods which begin before the Closing Date and end after the Closing Date. The Stockholders shall pay to the Buyer, within 15 days after the date on which Taxes are paid with respect to such periods, an amount equal to the portion of such Taxes which relates to the portion of such Taxable period ending on the Closing Date to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the Financial Statements. For purposes of this Section 9.02, in the case of any Taxes that are imposed on a periodic basis and are payable for a Taxable period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such Taxable period ending on the Closing Date shall (i)in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Taxable period, multiplied by a fraction, the numerator of which is the number of days in the Taxable period ending on the Closing Date and the denominator of which is the number of days in the entire Taxable period; and (ii) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would be payable if the relevant Taxable period ended on the Closing Date. Any credits relating to a Taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant Taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of the Company or the Predecessor.

9.03.  Cooperation on Tax Matters

       (a) The Buyer, the Company and the Stockholders shall cooperate fully, as and to the extent reasonably requested by any other Party, in connection with the filing of Tax Returns pursuant to this Section 9 and any Proceeding with respect to Taxes. Such cooperation shall include the retention and (upon any other Party's request) the provision of records and information which are reasonably relevant to any such Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company and the Stockholders agree (i) to retain all books and records with respect to Tax matters pertinent to the Company relating to any Taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by the Buyer or the Stockholders, any extensions thereof) of the respective Taxable periods, and to abide by all record retention agreements entered into with any Taxing Authority; and (ii) to give the other Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, the Company or the Stockholders, as the case may be, shall allow the other Party to take possession of such books and records.

       (b) The Buyer and the Stockholders further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed, including with respect to the contemplated transactions.

       (c) The Buyer and Stockholders further agree, upon request, to provide the other Party with all information that either Party may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

9.04.  Certain Taxes

       All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any New York State Gains Tax, New York City Transfer Tax and any similar tax imposed in other states or subdivisions), shall be paid by the Stockholders when due, and the Stockholders will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, the Buyer will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

                                      10.
                              Amendment and Waiver

10.01. Assignment and Amendment of Agreement

       This Agreement shall not be assignable by any of the Parties except with the written consent of the others. This Agreement may be amended by written agreement of the Parties and any such amendment may:

       (a) change the time or place for performance of any of the obligations or acts of the Parties, including changes of time and date of the Closing Date or of the place of Closing;

       (b) waive any inaccuracies in or modify the representations contained in this Agreement or in any Exhibits or Schedules hereto or in any documents delivered pursuant hereto; and

       (c) waive compliance with or modify any of the covenants herein contained and waive or modify performance of any obligations of the Parties.

10.02. Waiver

       Any forbearance, failure or delay by any of the Parties hereto to exercise any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder shall not preclude the further exercise thereof and every right, power or remedy of either Party shall continue in full force and effect unless waived specifically by an instrument in writing executed by such Party.

                                      11.
                               General Provisions

11.01. Notices

       All notices, consents, requests, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been made (x) upon actual receipt, when given by hand or confirmed facsimile or electronic mail transmission, (y) one day after delivery to the carrier, when given by overnight delivery service or (z) two days after mailing, when given by first-class registered or certified mail, postage prepaid, return receipt requested; in any case to the following address, or to such other address as a party, by notice to the other parties given pursuant to this Section 11.01, may designate from time to time:

       (a) If to the Buyer or to the          With a copy to:
           Company following Closing,to:
                                              Baker, Donelson, Bearman &
           Provectus Pharmaceuticals, Inc.    Caldwell, P.C.
           Attention: President               Attention: David L. Morehous, Esq.
           7327 Oak Ridge Highway, Suite B    Riverview Tower, Suite 2200
           Knoxville, TN 37931                900 South Gay Street
           Facsimile: 865.539.9654            Knoxville, TN 37902
           Email:                             Facsimile: 865.525.8569
                                              Email: dmorehous@bdbc.com

       (b) If to the Stockholders or to the Company prior to the Closing, to:

           Pure-ific, L.L.C.
           Attention: Avid Amiri
           1240 Harvard Avenue
           Salt Lake City, UT 84105
           Facsimile:
           Email:

11.02. Entire Agreement

       This Agreement and the other Transaction Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

11.03. Severability

       The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

11.04. Governing Law; Venue of Actions

       This Agreement shall be governed and construed in accordance with the internal laws of the State of Nevada as applied to contracts made and performed within the State of Nevada, without regard to the principles thereof regarding resolution of conflicts of law.

11.05. Counterparts

       This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                                   Signatures

       IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement on and as of the Effective Date.


                                         Provectus Pharmaceuticals, Inc., a
                                         Nevada corp               (the "Buyer")

                                             By: /s/ Timothy C. Scott
                                                 -------------------------------
                                             Name:  Timothy C. Scott
                                                   -----------------------------
                                             Title: President
                                                   -----------------------------

                                         Pure-ific Corporation, a Nevada
                                         corporation             (the "Company")

                                             By: /s/ Avid Amiri
                                                 -------------------------------
                                             Name: Avid Amiri
                                                   -----------------------------
                                             Title: President and Secretary
                                                   -----------------------------

                                         Avid Amiri, an individual resident of
                                         the State of Utah             ("Amiri")

                                             Signed: /s/ Avid Amiri
                                                    ----------------------------

                                         Daniel Urmann, an individual resident
                                         of the State of Utah         ("Urmann")

                                             Signed: /s/ Daniel Urmann
                                                    ----------------------------

                                                                     EXHIBIT 4.1
                                Warrant Agreement

       This Warrant Agreement (this "Agreement") is made and entered into as of December 5, 2002 (the "Effective Date") by and among Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"); and the persons identified on Exhibit A hereto (each, a "Holder" and, collectively, the "Holders").

                                    Recitals

       A. The Company has agreed to issue to the Holders, on the terms and subject to the conditions set forth in this Agreement, a number of warrants, each entitling the Holder thereof to purchase one share of Common Stock at the Exercise Price set forth in Section 3.01 and during the Exercise Period set forth in Section 3.02 (the "Warrants").

                                       1
                                    Agreement

       THEREFORE, in consideration of the Recitals set forth above, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this Agreement hereby agree as follows:

                                       1.
                         Definitions and Interpretation

1.01.  Certain Definitions

       As used in this Agreement, the following terms have the following definitions:

       (a) "Affiliate" means any Person who now or hereafter, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, another Person.

       (b) "Business Day" means a day other than Saturday, Sunday or a day on which banks are not open for business in Nashville, Tennessee.

       (c) "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

       (d) "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all of its assets to another Person.

       (e) "Common Stock" means the Company's Common Stock, par value $.001.

       (f) "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock or interests, by contract or otherwise.

       (g) "Exchange Act" means the Securities Exchange Act of 1934.

       (h) "Exercise Date" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Section 3.4.

       (i) "Fair Market Value" per share of Common Stock means the average on the applicable date of the high and low prices of a share of Common Stock on the principal national securities exchange on which shares of Common Stock are then trading, or, if shares were not traded on such date, then on the net preceding date on which a trade occurred; or if Common Stock is not traded on a national securities exchange but is listed on the Nasdaq Stock Market ("Nasdaq"), the last reported sale price on such date as reported by Nasdaq; or if Common Stock is not traded on a national securities exchange and is not listed on Nasdaq, the closing bid price (or average bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or (iv) if Common Stock is not traded on a national securities exchange, is not listed on Nasdaq and is not otherwise publicly traded on such date, the fair market value of a share of Common Stock as established by the Board acting in good faith and taking into consideration all factors which it deems appropriate, including recent sale or offer prices for the Common Stock in private arm's-length transactions.

       (j) "Issue Date" means the date the Warrants are issued.

       (k)  "Person"  means an  individual,  partnership,  corporation,  limited
liability  company,  trust,  unincorporated  organization,   association,  joint
venture or a government or agency or political subdivision thereof.

       (l) "Securities Act" means the Securities Act of 1933.

       (m) "Warrant Certificate" means a registered certificate evidencing Warrants issued by the Company under this Agreement.

       (n) "Warrant Shares" mean the shares of Common Stock (and any other securities) for which the Warrants are exercisable.

1.02.  Other Definitions

       Terms defined in other provisions of this Agreement have the definitions given in those provisions.

1.03.  Rules of Interpretation

       (a) Each term defined in the singular form in Section 1.01 or elsewhere in this Agreement means the plural thereof whenever the plural form is used, and each term defined in the plural form means the singular thereof whenever the singular form is used. The use of a pronoun of any gender is applicable to all genders.

       (b) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other certificate, report or document made or delivered pursuant hereto.

       (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

       (d) A reference to any agreement, document or instrument refers to the agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and as permitted herein.

       (e) Except as otherwise specified, a reference to any applicable law refers to the law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and to any rules and regulations promulgated thereunder; and a reference to any section or other provision of any applicable law refers to that provision of the law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of the referenced section or other provision.

       (f) The words "including" and "include" means including without limiting the generality of any description preceding such term, the phrase "may not" is prohibitive and not permissive, and the word "or" is not exclusive.

       (g) All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the Uniform Commercial Code as enacted in the State of Nevada and not specifically defined herein are used herein as defined therein.

       (h) Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from but excluding" and the words "to" and "until" each means "to and including."

1.04.  Headings

       The headings preceding the text of the sections of this Agreement and the exhibits hereto are for convenience only and shall not be deemed part of this Agreement.

1.05.  Construction

       The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

                                       2.
                              Warrant Certificates

2.01.  Issuance

       On the terms and subject to the conditions of this Agreement, on one or more Issue Dates, the Company will issue Warrants for the purchase of shares of Common Stock, in such denominations and represented by Warrant Certificates registered in such names as shall be identified to the Company in writing.

       On each Issue Date, the Persons in whose names the Warrant Certificates are registered shall execute a counterpart signature page to this Agreement and become bound hereby as Holders. The Company shall cause Exhibit A to this Agreement to be amended from time to time to accurately set forth the name and address of the Holders and the number of Warrant Shares entitled to be purchased by each upon exercise of their respective Warrants.

2.02.  Form and Dating

       Each Warrant Certificate shall be issued in registered form only, substantially in the form attached hereto as Exhibit B. The Warrant Certificates shall bear the legends required by Section 2.04 of this Agreement, and may have other notations, legends, or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (including CUSIP numbers); provided, that all such notations, legends or endorsements shall be in a form acceptable to the Company.

       The terms, conditions and provisions set forth in the form of Warrant Certificate attached hereto as Exhibit B shall constitute, and hereby expressly are made, a part of this Agreement. The Company and the Holders, by their execution and delivery of this Agreement, agree to such terms, conditions and provisions and to be bound thereby.

       The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 4 of this Agreement, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement. However, the Company at any time and in its sole discretion may make any change in the form of Warrant Certificate that the Company may deem appropriate to give effect to one or more adjustments and that does not affect the substance of the Warrant Certificate; and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

2.03.  Replacement Certificates

       If a mutilated Warrant Certificate is surrendered to the Company, or if a Holder claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant Certificate. Such Holder shall furnish an indemnity sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced.

2.04.  Legends

       (a) Each Warrant Certificate shall bear the following legend:

       The Warrants represented by this Certificate entitle the Holder to purchase ___ shares of the Company's common stock at a purchase price of $___ per share, subject to adjustment under certain circumstances. A copy of the Warrant Agreement pursuant to which the Warrants have been issued is available from the Company upon request. This Warrant Certificate is transferable only after compliance with the provisions of the Warrant Agreement.

       (b) Except as provided in Section 2.05(b) of this Agreement, each Warrant Certificate and each certificate representing Warrant Shares issued upon exercise of a Warrant shall bear the following legend (the "Private Placement Legend") on the face thereof:

       Neither the Warrants represented by this certificate nor the shares issuable upon the exercise of these Warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under the Securities Act or an opinion of counsel or other evidence, in either case reasonably satisfactory to the Company, is obtained to the effect that such registration is not required.

2.05.  Transfer Provisions

       (a) Neither the Warrants nor the Warrant Shares may be offered or sold except (i) pursuant to an effective registration statement under the Securities Act or (ii) if the Company first shall have been furnished with an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

       (b) Notwithstanding the provisions of Section 2.05(a) of this Agreement, no registration or opinion of counsel shall be required for (i) a transfer without payment of value by a Holder which is a partnership or a limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, member, retired partner or retired member, if the transferee agrees in writing to be subject to the terms of this Agreement, including this Section 2, to the same extent as if he, she or it were an original Holder hereunder; or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

       (c) Upon the transfer, exchange or replacement of Warrants or Warrant Shares bearing the Private Placement Legend, the Company shall deliver only Warrants or Warrant Shares, as applicable, that bear the Private Placement Legend, unless: (i) such transfer or exchange is effected pursuant to an effective registration statement under the Securities Act; or (ii) in the case of Warrant Shares, such Warrant Shares were acquired pursuant to an effective registration statement under the Securities Act; or (iii) there is delivered to the Company an opinion of legal counsel or other evidence, in either case reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

       (d) By its acceptance of any Warrant or Warrant Share bearing the Private Placement Legend, each Holder or holder of a Warrant Share, as applicable, acknowledges the restrictions on transfer of such Warrant or Warrant Share, as applicable, set forth in this Agreement and agrees that it shall transfer such Warrant or Warrant Share, as applicable, only as provided in this Agreement.

                                       3.
                                 Exercise Terms

3.01.  Exercise Price

       Each Warrant initially shall entitle the Holder thereof to purchase one share of Common Stock at an exercise price equal to the closing price, on the Business Day prior to the Effective Date, of a share of Common Stock (a) on the principal national securities exchange on which shares of Common Stock are then trading; or (b) on Nasdaq, if shares of Common Stock are not then traded on a national securities exchange; or (c) as reported by an established quotation service for over-the-counter securities (including the OTC Bulletin Board), if shares of Common Stock are not then traded on a national securities exchange or listed on Nasdaq (the "Exercise Price"). The Exercise Price shall be subject to adjustment as provided in this Agreement.

3.02.  Exercise Period; Expiration

       Warrants shall be exercisable at any time during the period (the "Exercise Period") beginning on the Issue Date thereof and ending on the date which is 24 months after the Issue Date (the "Expiration Date"). Not later than 90 days and not more than 120 days prior to the Expiration Date for any Warrant then outstanding, the Company shall give notice to the Holder thereof that the

       Warrant will terminate and become void as of the close of business on the Expiration Date; provided, however, that in the event the Company fails to give such notice, the Warrants nonetheless shall terminate and become void on the Expiration Date.

3.03.  Manner of Exercise

       (a) Warrants may be exercised upon (i) surrender to the Company of the related Warrant Certificate, together with the form of election to purchase Common Stock on the reverse thereof duly completed and executed by the Holder; and (ii) payment to the Company, in accordance with Section 3.03(b), of the Exercise Price for each Warrant Share issuable with respect to the exercised Warrants.

       (b) Payment of the Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company for such purpose; or without the payment of cash, by surrender of the Holder's right to receive a number of shares of Common Stock that would issuable as of the Exercise Date if payment of the Exercise Price were made in cash equal to
(A) the aggregate Exercise Price to be paid for the Warrant Shares to be issued, divided by (B) the Fair Market Value of a share of Common Stock on the Business Day prior to the Exercise Date (such exercise, a "Cashless Exercise").

       (c) Subject to Section 3.02, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full or in part. In the event that, at any time prior to the Expiration Date, a Warrant Certificate is surrendered for exercise of less than all the Warrants represented thereby, a new Warrant Certificate representing the remaining Warrants shall be issued. The Company duly shall sign and deliver to the exercising Holder the required new Warrant Certificate.

3.04.  Issuance of Warrant Shares

       (a) Subject to Section 2.05, upon the surrender of a Warrant Certificate and payment of the aggregate Exercise Price in accordance with Section 3.03, the Company shall issue, and shall deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of whole Warrant Shares so purchased or the other securities or property to which the Holder is entitled pursuant to Section 4 of this Agreement, together with cash as provided in Section 3.05 in respect of any fractional Warrant Shares otherwise issuable upon such exercise.

       (b) If Warrant Shares, any cash to be delivered in lieu of fractional Warrant Shares, or other securities or property to which a Holder may be entitled are to be delivered at the Holder's request to any Person other than the Holder, it shall be a condition to such delivery that: (i) the Warrant Certificates surrendered for exercise shall be endorsed properly or otherwise shall be in proper form for transfer; and (ii) the Holder shall pay to the Company any transfer or other taxes required by reason of the delivery of the Warrant Shares, cash and/or other securities or property to a Person other than the Holder or shall establish to the satisfaction of the Company that any such taxes have been paid or are not applicable.

       (c) Certificates for Warrant Shares shall be deemed to have been issued, and any Person so designated to be named therein shall be deemed to have become a holder of record of the Warrant Shares, as of the date of the surrender of the Warrant Certificate and payment of the aggregate Exercise Price in accordance with Section 3.03; provided, however, that if at such date the transfer books for the Common Stock shall be closed, certificates for Warrant Shares shall be issuable as of the date on which such books next shall be opened, and until such date the Company shall be under no duty to deliver any certificates for Warrant Shares. Each certificate representing Warrant Shares shall bear the Private Placement Legend except as otherwise provided in Section 2.05(b).

3.05.  Fractional Warrant Shares

       The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issued upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable thereupon. If, except for the provisions of this Section 3.05, any fraction of a Warrant Share would be exercisable upon the exercise of any Warrant or specified portion thereof, the Company shall pay at the time of exercise an amount in cash equal to such fraction of a Warrant Share, multiplied by the Fair Market Value of a share of Common Stock on the Business Day prior to the relevant Exercise Date, computed to the nearest whole cent.

3.06.  Reservation of Warrant Shares

       At all times from the Effective Date to the Expiration Date, the Company shall keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants issued pursuant to this Agreement. The Company covenants that all shares of Common Stock which may be issued as Warrant Shares upon the exercise of Warrants, upon issuance thereof in accordance with the terms of this Agreement and payment of the Exercise Price therefor, shall be fully paid, nonassessable, free of preemptive rights and free from all liens, charges and security interests with respect to the issue thereof.

                                       4.
                             Antidilution Provisions

4.01.  Changes in Common Stock

       In the event that, at any time or from time to time after the Effective Date, the Company shall pay a dividend or make a distribution on the Common Stock payable in shares of Common Stock or other shares of the Company's capital stock, (b) shall subdivide the outstanding shares of Common Stock into a larger number of shares of Common Stock or other equity securities of the Company, (c) shall combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock or other equity securities of the Company, or (d) shall increase or decrease the number of shares of Common Stock outstanding by reclassification of the Common Stock; then:

            (i) the number of shares of Common Stock issuable upon the exercise of any Warrant shall be a number of shares equal to the product of (A) the number of shares of Common Stock that the Holder of the Warrant would have been entitled to receive if the Warrant had been exercised immediately prior to the event (or, in the case of a dividend or distribution described in clause (a) above, immediately prior to the record date therefor) and a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after the completion of the event described above and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to the happening of the event described above; and

            (ii) subject to Section 4.03, the Exercise Price shall be a price per share equal to the Exercise Price in effect immediately prior to the event, divided by the fraction calculated in accordance with clause (i)(B) above.

       An adjustment made pursuant to this Section 4.01 shall become effective immediately after the effective date of the event, retroactive to the record date for the event in the case of a dividend or distribution in shares of Common Stock or other shares of the Company's capital stock.

4.02.  Combination; Liquidation

       (a) Except as provided in Section 4.02(b), in the event of a Combination, each Holder shall have the right to receive, upon exercise of a Warrant, the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had the Warrant been exercised immediately prior to the Combination. Unless Section 4.02(b) applies to the Combination, the Company shall provide that the surviving or acquiring Person in the Combination (the "Successor Company") will confirm the Holders' rights pursuant to this Section 4.02(a) and provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4.02(a) shall apply to successive Combinations involving any Successor Company.

       (b) In the event of (i) a Combination in which consideration is to be paid to the holders of Common Stock in exchange for their shares solely in cash or (ii) the dissolution, liquidation or winding-up of the Company, Holders shall be entitled to receive, upon surrender of their Warrant Certificates, distributions on an equal basis with the holders of Common Stock, or other securities issuable upon the exercise of the Warrants, as if the Warrants had been exercised immediately prior to the event, less the aggregate Exercise Price payable by each Holder.

       (c) In the event of a Combination pursuant to which Holders become entitled to receive, upon exercise of the Warrants, capital stock, other securities, property, cash or other distributions pursuant to Sections 4.02(a) or 4.02(b), Holders thereafter shall not be entitled to receive Common Stock upon exercise of the Warrants.

4.03.  Minimum Adjustment

       The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock issuable upon the exercise of Warrants that otherwise would be required to made unless and until such adjustment, either by itself or with other adjustments not previously made, increases or decreases by at least 1% of the Exercise Price or the number of shares of Common Stock issuable upon the exercise of Warrants as in effect immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment smaller than the Minimum Adjustment shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in an adjustment at least as large as the Minimum Adjustment. For the purpose of any adjustment, except as specified in the final paragraph of Section 4.01, any event requiring an adjustment shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

4.04.  Notice of Adjustment

       Whenever the Exercise Price or the number of shares of Common Stock and other securities or property, if any, issuable upon the exercise of a Warrant is adjusted pursuant to this Section 4, the Company shall deliver to each Holder a certificate describing in reasonable detail the event requiring the adjustment and the method by which the adjustment was calculated and setting forth the Exercise Price and the number of shares of Common Stock issuable upon the exercise of a Warrant after giving effect to such adjustment.

4.05.  Notice of Certain Transactions

       In the event that the Company shall propose to pay a dividend or make a distribution on the Common Stock payable in shares of Common Stock or other shares of the Company's capital stock, (b) to subdivide, combine or reclassify the outstanding shares of Common Stock, (c) effect any reorganization of the Company or any Combination, (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or (e) to make any tender offer or exchange offer with respect to the Common Stock, then the Company shall give each Holder notice of such proposed action or offer, specifying the record date for the action or offer and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and briefly describing the effect of such action on the Common Stock and on the Exercise Price and the number and kind of any other shares of stock and the other property, if any, issuable upon exercise of a Warrant after giving effect to any adjustment pursuant to this Section 4 that will be required as a result of such action. Notice in accordance with the foregoing shall be given as promptly as possible and in any event (i) at least 10 days prior to the record date for the action, in the case of an action described in clause (a); or (ii) at least 20 days prior to the date of the taking of the action or the date of participation therein by the holders of Common Stock, whichever is earlier, in the case of any other action.

                                       5.
                               General Provisions

5.01.  Rights of Holders

       Holders of unexercised Warrants are not entitled (a) to receive dividends or other distributions payable on shares of Common Stock, (b) to receive notice of or vote at any meeting of the Company's stockholders, (c) to consent to any action of the stockholders, (d) to receive notice as stockholders of the Company of any other proceedings of the Company, (e) to exercise any preemptive rights, or (f) to exercise any other rights whatsoever as stockholders of the Company.

5.02.  Amendment

       This Agreement may be amended by the Company without the consent of any Holder for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the Company may deem necessary or desirable, including any addition or modification to provide for compliance with the transfer restrictions set forth herein; provided, however, that no such amendment or supplement by the Company shall affect adversely the rights of any Holder. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Holders of the then-outstanding Warrants. The consent of each Holder affected shall be required for any amendment that would increase the Exercise Price or decrease the number of Warrant Shares issuable upon the exercise of a Warrant other than pursuant to adjustments provided for in this Agreement, or that would shorten the Exercise Period.

5.03.  Notices

       All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made (x) upon actual receipt, when given by hand or confirmed facsimile or electronic mail transmission, (y) one day after delivery to the carrier, when given by overnight delivery service or (z) two days after mailing, when given by first-class registered or certified mail, postage prepaid, return receipt requested; in any case to the following address, or to such other address as a party, by notice to the other parties given pursuant to this Section 5.03, may designate from time to time:

       (a) If to a Holder, to the address set forth in Exhibit A to this Agreement; and

       (b) If to the Company, to:           With a copy to:

       Provectus Pharmaceuticals, Inc.      Baker, Donelson, Bearman &
       Attention: President                   Caldwell, P.C.
       7327 Oak Ridge Highway, Suite B      Attention: David L. Morehous, Esq.
       Knoxville, TN 37931                  Riverview Tower, Suite 2200
       Facsimile:  865.539.9654             900 South Gay Street
       Email:                               Knoxville, TN 37902
                                            Facsimile: 865.525.8569
                                            Email: dmorehous@bdbc.com

5.04.  Successors

       This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

5.05.  Enforceability of Agreement

       Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions, nevertheless, shall remain effective and binding on the parties hereto.

5.06.  Governing Law; Venue of Actions

       (a) This Agreement shall be governed and construed in accordance with the internal laws of the State of Nevada as applied to contracts made and performed within the State of Nevada, without regard to the principles thereof regarding resolution of conflicts of law.

       (b) No suit or action shall be commenced by any party to this Agreement, or any Affiliate of any party, or by any successor, personal representative or assignee of any of them, with respect to the transactions contemplated hereby or this Agreement, other than in a state court of competent jurisdiction in and for Knox County, Tennessee, or in the United States District Court for the Eastern District of Tennessee, and not elsewhere.

5.07.  Execution in Counterparts

       This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


                        * signatures begin on next page *

                        Counterpart Signatures of Holders

       In witness whereof, the undersigned Holder has executed this Agreement as of the Effective Date.

                                          Avid Amiri, an individual resident of
                                          the State of Utah            ("Amiri")

                                             Signed: /s/ Avid Amiri
                                                     ---------------------------


                                          Daniel Urmann, an individual resident
                                          of the State of Utah        ("Urmann")

                                             Signed: /s/ Daniel Urmann
                                                     ---------------------------

                            Signature of the Company

       In witness whereof, the undersigned Company has executed this Agreement as of the Effective Date.

                                          Provectus Pharmaceuticals, Inc., a
                                          Nevada corporation

                                             By: /s/ Timothy C. Scott
                                                 -------------------------------
                                             Name: Timothy C. Scott
                                                   -----------------------------

                                             Title: President
                                                    ----------------------------

                                                                     Exhibit 4.2


The Warrants represented by this Certificate entitle the Holder to purchase ___ shares of the Company's common stock at a purchase price of $0.50 per share, subject to adjustment under certain circumstances. A copy of the Warrant Agreement pursuant to which the Warrants have been issued in available from the Company upon request. This Warrant Certificate is transferable only after compliance with the provisions of the Warrant Agreement.

Neither the Warrants represented by this certificate nor the shares issuable upon the exercise of these Warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under the Securities Act or an opinion of counsel or other evidence, in either case reasonably satisfactory to the Company, is obtained to the effect that such registration is not required.

                      Warrants to Purchase Common Stock of
                         Provectus Pharmaceuticals, Inc.

No. 2002-__                                        Certificate for ____ Warrants


       This certifies that _________, or his, her or its registered assigns, is the registered Holder of the number of warrants set forth above (the "Warrants"). Each Warrant entitles the holder therof (the "Holder"), at his, her or its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), ____ shares of the Company's common stock, par value $.001 (the "Common Stock"), at an exercise price of $0.50 per share (the "Exercise Price"), or by Cashless Exercise as described below. This Warrant Certificate, and the Warrants evidenced hereby, shall terminate and become void as of the close of business on the second anniversary of the issuance date identified on page 3 hereof (the "Expiration Date"), or upon the earlier exercise of the Warrants as to all of the shares of Common Stock subject hereto. The number of shares of Common Stock issuable upon the exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

       This Warrant Certificate is issued pursuant to and in accordance with the Warrant Agreement dated as of December 5, 2002 between the Company and the Holder hereof (the "Warrant Agreement"), and is subject to the terms and provisions set forth in the Agreement. Reference hereby is made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holders. Capitalized terms used but not defined in this Warrant Certificate shall have the meanings given to those terms in the Warrant Agreement. Any registered Holder may obtain a copy of the Warrant Agreement upon written request to the Company at Provectus
Pharmaceuticals,  Inc., 7327 Oak Ridge Highway,  Suite A,  Knoxville,  TN 37931;
Facsimile: 865.539.9654.

       Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised, in whole or in part, (a) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and the simultaneous delivery of the Exercise Price in cash to the Company, or
(b) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by surrender of the

Holder's right to receive a number of the shares of Common Stock that would be issued if payment of the Exercise Price were made in cash, determined by dividing (i) the aggregate Exercise Price to be paid for the Warrant Shares to be issued by (ii) the Fair Market Value of a share of Common Stock on the Business Day prior to the Exercise Date.

       The Warrants require the Holder to comply with certain certification and opinion delivery requirements under certain circumstances to validly exercise the Warrants.

       As provided in the Warrant Agreement, and on the terms and subject to the conditions set forth therein, the Warrants are exercisable at any time prior to the Expiration Date. The shares issuable upon the exercise of the Warrant are entitled to the benefits of certain registration rights granted pursuant to the Investor Rights Agreement described in the Warrant Agreement.

       In the event the Company enters into a Combination, the Holder hereof will be entitled to receive, upon exercise of the Warrants, only the kind and amount of shares of capital stock or other securities or other property of the surviving entity as the Holder would have been entitled to receive in the Combination had the Holder exercised the Warrants immediately prior to the Combination. In the event of a Combination in which consideration is to be paid to the holders of Common Stock in exchange for their shares solely in cash, the Holder hereof shall be entitled to receive only such cash distributions as the Holder would have received if the Warrants had been exercised immediately prior to the Combination, less the aggregate Exercise Price.

       As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants and the Exercise Price are subject to adjustment upon the happening of certain events.

       The Company may require payment of a sum sufficient to pay all taxes, assessments and governmental charges in connection with the transfer or exchange of this Warrant Certificate pursuant to Section 3.04 of the Warrant Agreement, but not for any exchange or original issuance not involving a transfer with respect to the exercise of the Warrants or the issuance of the Warrant Shares.

       Upon any partial exercise of the Warrants, there shall be signed and issued to the holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Company by mailing or presenting this Warrant Certificate properly endorsed and with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Fair Market Value of a share of Common Stock on the Business Day prior to the relevant Exercise Date, multiplied by the fraction of a Warrant Share that would be issuable upon the exercise of any Warrant, computed to the nearest whole cent.

       The Holder in whose name this Warrant Certificate is registered may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

       The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company.

       The Warrants shall be governed and construed in accordance with the internal laws of the State of Nevada as applied to contracts made and performed within the State of Nevada.

       This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been signed by the Company.

       In witness whereof, the Company has caused this Warrant Certificate to be executed on and as of the date set forth below.

                                          Provectus Pharmaceuticals, Inc., a
                                          Nevada corporation
                                                                 (the "Company")

                                          By:
                                               ---------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                 -------------------------------
Dated:                       , 20
       ----------------------    -----

                                                          Warrant No. 2002-
                                                                            ----

                   Form of Election to Purchase Warrant Shares

                 (to be executed only upon exercise of Warrants)

                         Provectus Pharmaceuticals, Inc.


       The undersigned hereby (1) irrevocably elects to exercise Warrants at an exercise price per Warrant (subject to adjustment) of $0.50 per share and thereby to acquire shares of the common stock, par value $.001, of Provectus Pharmaceuticals, Inc., a Nevada corporation, on the terms and subject to the conditions specified within the Warrant Certificate and the Warrant Agreement therein referred to; (2) surrenders this Warrant Certificate and all right, title and interest therein to Provectus Pharmaceuticals, Inc.; and (3) directs that the shares of Common Stock deliverable upon the exercise of such warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:                       ,
       ----------------------  -------       -----------------------------------
                                             Signature of Owner

         The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Securities and/or checks should be issued to:

       Please insert social security or identifying number:
                                                           ---------------------

       Name:
            --------------------------------------------------------------------

       Street Address:
                      ----------------------------------------------------------

       City, State and Zip Code:
                                ------------------------------------------------


Any unexercised Warrants represented by the Warrant Certificate should be issued to:

       Please insert social security or identifying number:
                                                           ---------------------

       Name:
            --------------------------------------------------------------------

       Street Address:
                      ----------------------------------------------------------

       City, State and Zip Code:
                                ------------------------------------------------

                                                         Warrant No. 2002-
                                                                            ----

                             Form of Transfer Notice


       For value received, the undersigned registered holder hereby sells, assigns and transfers unto:

       Please insert social security or identifying number:
                                                           ---------------------

       Name:
            --------------------------------------------------------------------

       Street Address:
                      ----------------------------------------------------------

       City, State and Zip Code:
                                ------------------------------------------------

the within Warrant and all rights thereunder, hereby irrevocably constituting and appointing ___________ as agent and attorney-in-fact to transfer such Warrant on the books of the Company, with full power of substitution in the premises.

       In connection with any transfer of this Warrant occurring prior to the date which is the earlier of the effective date of a Registration Statement under the Securities Act or the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that, without utilizing any general solicitation or general advertising, that this Warrant is being transferred and documents are being furnished which comply with the conditions of transfer set forth in the Warrant Certificate and in the Warrant Agreement.

Dated:                       ,
       ----------------------  -------       -----------------------------------
                                             Signature of Owner

         The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                    Exhibit 99.1


Provectus Pharmaceuticals Acquires Pure-ific LLC,
Developer of Sanitizers to Prevent Spread of Germs

KNOXVILLE, Tenn., Dec. 12, 2002 -- Provectus Pharmaceuticals, Inc. (OTC:BB PVCT) today announced that it has completed the acquisition of Pure-ific, LLC, a Salt Lake City-based developer of personal sanitizer products that help prevent the spread of germs.

The acquisition was accomplished via a tax-free reorganization in which the founders of Pure-ific received shares of Provectus Pharmaceuticals, Inc. stock and warrants based on future sales performance of Pure-ific products. The Pure-ific business was acquired by Pure-ific Corp., a wholly owned subsidiary of Provectus. Pure-ific Corp. will develop, market, and sell over-the-counter (OTC) pharmaceutical products for Provectus.

Pure-ific has developed and successfully test marketed a family of anti-bacterial products that immediately kill up to 99.9% of germs found on skin and also help control re-growth for six hours. Provectus is currently manufacturing inventory and expects sales to begin in the near future.

"This acquisition completes the build-up of our initial asset base, as envisioned when we started Provectus back in April of 2002," said Provectus CEO Craig Dees, Ph.D.

Provectus Pharmaceuticals, Inc. develops pharmaceutical products in three sectors of the health-care industry: 1) prescription medications and treatments,
2) medical devices, and 3) over-the-counter (OTC) pharmaceuticals. Prescription drug products and devices will treat diseases of the skin and many types of cancer. OTC products will address complementary markets, primarily those involving skin care and comfort.

The company's corporate offices and laboratory are located at 7327 Oak Ridge Highway, Suite A, Knoxville, Tenn. 37931; Telephone: 865/769-4012. For more information, contact the company at info@provectuscorp.com or visit the corporate Web site: www.provectuscorp.com.

Forward-Looking Statements
This press release contains forward-looking statements. All statements other than statements of historical fact made in this press release are forward-looking statements. Words such as "intends," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning plans, objectives, future events or performance and assumptions and other statements that are not statements of historical fact. Although Provectus Pharmaceuticals, Inc. believes that the expectations reflected in forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statement made by us. The company cautions readers that the following important factors, among others, could cause the company's actual results to differ materially from the forward-looking statements contained in this report: (i) the ability of the company to successfully develop prescription medications and treatments, medical devices, or OTC pharmaceuticals; (ii) the ability of the company to operate its business profitably; (iii) the ability of the company to obtain adequate financing to finance its operations and execute its business plan; (iv) the effect of changes in laws and regulations, including federal laws and regulations regulating prescription and non-prescription medications, pharmaceuticals and medical devices with which the company and its subsidiary must comply, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (vi) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the company's organization, compensation and benefit plans; (vii) shifts in population and demographics, competition, cost fluctuations, technology advances and challenges; (viii) financial, operational and other business problems associated with the rapid development of the company's business; and (ix) general and industry-specific economic conditions. The company cautions that the foregoing list of important factors is not exclusive. Except as required by law, the company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

Contact:
     Provectus Pharmaceuticals Inc., Knoxville
     Craig Dees, Ph.D., 865/769-4011
        or
     Hilary Kaye Associates, Inc.
     Hilary Kaye or Eve Gumpel, 714/426-0444 (PST) egumpel@hkamarcom.com